SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is entered into and effective as of June 16, 2010 (“Effective Date”), by and among ZBB Energy Corporation, a Wisconsin corporation (“Company”), and Socius CG II, Ltd., a Bermuda exempted company (including its designees, successors and assigns, “Investor”).

RECITALS

A.           The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to Investor, and Investor shall purchase from the Company, from time to time as provided herein, up to $10,000,000.00 of Debentures and/or Preferred Shares;

B.           Because the Company is not currently authorized to issue any shares of preferred stock, Investor will initially be issued convertible redeemable subordinated debentures, which will be automatically converted into Series A Preferred Stock as soon as authorized; and

B.           The offer and sale of certain of the Securities provided for herein are being made without registration under the Act, in reliance upon the provisions of Section 4(2) of the Act, Regulation D promulgated under the Act, and such other exemptions from the registration requirements of the Act as may be available with respect to any or all of the purchases of such Securities to be made hereunder.

AGREEMENT

NOW THEREFORE, in consideration of the premises, the mutual provisions of this Agreement, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

ARTICLE 1
DEFINITIONS

In addition to the terms defined elsewhere in this Agreement:  (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designations, and (b) the following terms have the meanings indicated in this ARTICLE 1:

“Act” means the Securities Act of 1933, as amended.

“Additional Investment Right” has the meaning set forth in Section 2.3(c)(ii).

“Additional Investment Right Exercise Notice” means a notice issued under this Agreement, in substantially the form attached hereto as Exhibit A-2, to purchase Investment Right Shares.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.  With respect to Investor, without limitation, any Person owning, owned by, or under common ownership with Investor, and any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Investor, will be deemed to be an Affiliate.

“Agreement” means this Securities Purchase Agreement including the exhibits, appendices, and schedules hereto.

“Bloomberg” means Bloomberg Financial Markets.

“Certificate of Designations” means the certificate to be filed with the Secretary of State of the State of Wisconsin, substantially in the form attached hereto as Exhibit B.

“Change in Control” has the meaning set forth within the definition of Fundamental Transaction, below.

“Closing” means any one of (i) the Commitment Closing and (ii) each Tranche Closing.

“Closing Bid Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed, traded or quoted as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and Investor.  If the Company and Investor are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 6.7.  All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Commitment Closing” has the meaning set forth in Section 2.2(a).

“Commitment Fee” means a non-refundable fee of  payable by the Company to Investor in consideration of Investor’s commitment to fund the investment contemplated by this Agreement.  The amount of the Commitment Fee shall be $588,235 if the Commitment Fee is payable with Commitment Fee Shares or $500,000 if the Commitment Fee is payable in cash.  The Commitment Fee is earned in full on the Effective Date and is payable pursuant to Section 2.2(b) hereof.  The Commitment Fee shall be payable in full as follows: (i) 50% on the first Tranche Closing Date, at the Company’s option in cash by offset from the proceeds of the first Tranche or Commitment Fee Shares valued at the Commitment Fee Share Price, and (ii) 50% on the second Tranche Closing Date, at the Company’s option in cash by offset from the proceeds of the second Tranche or Commitment Fee Shares valued at the Commitment Fee Share Price; provided however that if not sooner paid in full in accordance with the foregoing, then on the six-month anniversary of the Effective Date, any remaining balance due shall be paid in Commitment Fee Shares valued at the Commitment Fee Share Price.

 “Commitment Fee Share Price” means the higher of (1) the Closing Bid Price of the Common Stock on the date the Commitment Fee becomes payable, or (2) the book value of a share of Common Stock on such date.

“Commitment Fee Shares” means any shares of Common Stock issued to Investor in payment of the Commitment Fee.

 “Common Shares” includes the Commitment Fee Shares,  the Investment Right Shares and the Warrant Shares.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any replacement or substitute thereof, or any share capital into which such Common Stock is changed or any share capital resulting from a reclassification of such Common Stock.

“Company Termination” has the meaning set forth in Section 3.2.

“Conversion Notice” means a notice of conversion of the Debentures delivered by the Company to Investor pursuant to this Agreement and the applicable Debentures.

“Conversion Shares” means the Preferred Shares issuable upon conversion of the Debentures.

“Convertible Securities” means any stock or securities (other than options) directly or indirectly convertible into, or exercisable or exchangeable for, shares of Common Stock.

“Debentures” means the 10% Redeemable Subordinated Debentures to be issued to Investor pursuant to this Agreement, in the form attached hereto as Exhibit A-4.

 “Delisting Event” means any time during the term of this Agreement that the Common Stock is not listed on, and actively and/or regularly trading or quoted on, a Trading Market, or is suspended or delisted with respect to the trading of the shares of Common Stock on a Trading Market.

“Disclosure Schedules” means the disclosure schedules of the Company delivered concurrently herewith, attached hereto, and incorporated herein by reference and includes any updates or amendments thereto made upon any Closing.  The Disclosure Schedules shall contain no material non-public information.

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for the Company.

“DWAC Shares” means, except as expressly stated otherwise herein, all Common Shares or other shares of Common Stock issued or issuable to Investor or any Affiliate of Investor, or any successor or assign of Investor or any Affiliate of Investor, pursuant to any of the Transaction Documents, including without limitation any Investment Right Shares and Warrant Shares, all of which shall be (a) issued in electronic form, (b) freely tradable and without restriction on resale, and (c) timely credited by Company to the specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program or any similar program hereafter adopted by DTC performing substantially the same function, in accordance with irrevocable instructions issued to and countersigned by the Transfer Agent, in substantially the form attached hereto as Exhibit C.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Delivery Documents” has the meaning set forth in the Warrant.

“Fundamental Transaction” means and shall be deemed to have occurred upon the occurrence of any of the following events:

(i)           a consolidation, merger or other business combination or event or transaction, following which the holders of Common Stock immediately preceding such consolidation, merger, combination or event either (a) no longer hold a majority of the shares of Common Stock or (b) no longer have the ability to elect a majority of the board of directors of the Company (a “Change in Control”); or

(ii)          the sale or transfer of all or substantially all of the Company’s assets, other than in the ordinary course of business; or

(iii)         a purchase, tender or exchange offer made to the holders of the outstanding shares of Common Stock that is accepted by more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock (a) held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer or (b) held by Investor or an Affiliate of Investor).

“GAAP” means United States generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business); (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP.

“Investment Right Exercise Documents” has the meaning set forth in Section 2.3(f)(ii)(B).

“Investment Right Shares” has the meaning set forth in Section 2.3(c)(ii).

“Issuance Date” means, with respect to any Debentures or shares of Preferred Stock, the date that the Company issues such Debentures or shares of Preferred Stock as applicable.

“Lien” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreements” means an agreement in the form attached as Exhibit D, executed by each of the Company’s officers, directors and beneficial owners of 10% or more of the Common Stock, precluding each such Person from participating in any sale of the Common Stock from any Tranche Notice Date through the applicable Tranche Closing Date.

“Material Adverse Effect” means any material adverse effect on (i) the legality, validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Agreement” means (i) any material loan agreement, financing agreement, equity investment agreement or securities instrument to which the Company is a party, (ii) any agreement or instrument to which the Company and Investor or any Affiliate of Investor are parties, and (iii) any other material agreement listed, or required to be listed, on any of Company’s reports filed or required to be filed with the SEC, including without limitation Forms 10-K, 10-Q or 8-K.

“Maximum Placement” means $10,000,000.00.

“Maximum Tranche Amount” means, subject to any other applicable limitations set forth in this Agreement, the Maximum Placement less the amount of any previously noticed and funded Tranches.

 “Officer’s Closing Certificate” means a certificate in substantially the form attached as Exhibit F-2, executed by an authorized officer of the Company.

“Opinion” means an opinion from the Company’s independent legal counsel, in substantially the form attached as Exhibit E or in such other form agreed upon by the parties, to be delivered in connection with the Commitment Closing and any Tranche Closing.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Shares” means the shares of Series A Preferred Stock of the Company provided for in the Certificate of Designations, to be issued to Investor pursuant to this Agreement upon conversion of the Debentures.

“Prospectus” includes each prospectus and prospectus supplement (within the meaning of the Act) related to the offer and sale of any Common Shares, including without limitation any prospectus or prospectus supplement contained within the Registration Statement.

“Registration Statement” means a valid, current and effective registration statement registering for sale the shares of Common Stock to be issued as Warrant Shares, Investment Right Shares, and Commitment Fee Shares hereunder, which may in the Company’s discretion include the Company’s registration statement on Form S-1, File No. 166935, filed with the SEC on May 19, 2010, and except where the context otherwise requires, means any such registration statement, as amended, including without limitation (x) all documents filed as a part thereof or incorporated by reference therein, and (y) any information contained or incorporated by reference in a Prospectus filed with the SEC in connection with such Registration Statement, to the extent such information is deemed under the Act to be part of such Registration Statement.

“Regulation D” means Regulation D promulgated under the Act.

“Required Approval” means any approval of the Trading Market or the Company’s stockholders required to be obtained by the Company prior to issuing the Securities pursuant to any applicable rules of the Trading Market.

“Required Tranche Documents” has the meaning set forth in Section 2.3(e).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect.

“Rule 144 Eligible” means eligible for immediate resale under Rule 144 without limitation on the amount of securities sold under Rule 144(e) and without requiring discharge by payment in full of any promissory notes given to the Company prior to the sale of the securities under Rule 144(d)(2)(iii).

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” includes all reports required to be filed by the Company under the Act and/or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Effective Date (or such shorter period as the Company was required by law to file such material) and for the period in which this Agreement is in effect.

 “Secretary’s Certificate” means a certificate in substantially the form attached as Exhibit F-1, executed by the duly appointed secretary of the Company.

“Securities” includes the Common Shares, the Conversion Shares, the Debentures, the Investment Right Shares, the Preferred Shares, the Warrant, and the Warrant Shares issuable pursuant to this Agreement.

“Subsidiary” means any Person the Company owns or controls, or in which the Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Termination” has the meaning set forth in Section 3.1.

“Termination Date” means the earlier of (i) the date that is the two-year anniversary of the Effective Date, or (ii) the Tranche Closing Date on which the sum of the aggregate Tranche Purchase Price for all Tranche Shares equals the Maximum Placement.

“Termination Notice” has the meaning as set forth in Section 3.2.

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading system, exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

“Tranche” has the meaning set forth in Section 2.3(a).

“Tranche Amount” means the amount of any individual purchase of Debentures or Preferred Shares under this Agreement, as specified by the Company, and shall not exceed the Maximum Tranche Amount.

“Tranche Closing” has the meaning set forth in Section 2.3(f)(iv).

“Tranche Closing Date” has the meaning set forth in Section 2.3(f)(i).

“Tranche Notice” has the meaning set forth in Section 2.3(b).

“Tranche Notice Date” has the meaning set forth in Section 2.3(b).

“Tranche Purchase Price” has the meaning set forth in Section 2.3(b), and shall be specified in writing by the Company.

“Tranche Share Price” means $10,000.00 per Debenture or Preferred Share.  The Company may not issue fractional Debentures or Preferred Shares.

“Tranche Shares” means the Debentures or Preferred Shares that are purchased by Investor pursuant to a Tranche.  For the Maximum Placement, the Company shall issue 1000 Debentures or Preferred Shares to Investor.

“Transaction Documents” means this Agreement, the other agreements and documents referenced herein, and the exhibits, appendices, and schedules hereto and thereto.

“Transfer Agent” means Computershare or any successor transfer agent for the Common Stock.

“Use of Proceeds Certificate” means a certificate, in substantially the form attached as Exhibit F-3, executed by an authorized officer of the Company, setting forth how the Tranche Purchase Price will be applied by the Company.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrant.

“Warrant” means the warrant issuable under this Agreement, in the form attached hereto as Exhibit A-1, to purchase shares of Common Stock with an aggregate exercise price equal to 35.0% of the Maximum Placement (subject to adjustment as set forth therein).

ARTICLE 2
PURCHASE AND SALE

2.1           Agreement to Purchase.  Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in this ARTICLE 2:

(a)          Investor hereby agrees to purchase such amounts of Debentures or Preferred Shares as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Tranches pursuant to Section 2.3 below; and

(b)          The Company agrees to pay the Commitment Fee and to issue the Debentures, the Preferred Shares, the Warrant and the Common Shares to Investor as provided herein.

2.2           Investment Commitment

(a)          Investment Commitment. The closing of this Agreement (the “Commitment Closing”) shall be deemed to occur when this Agreement has been duly executed by both Investor and the Company, and the other Conditions to the Commitment Closing set forth in Section 2.2(b) and Section 2.2(c) have been met.

(b)          Commitment Fee Shares.

(i)           As a condition to the Commitment Closing, on or prior to the Effective Date the Company shall issue to Investor or its designee, as an estimate of the maximum number of Commitment Fee Shares to which Investor may be or become entitled under this Agreement, 1,633,986 Commitment Fee Shares (representing an estimate of the final number of Commitment Fee Shares that may become payable to Investor hereunder).  The Commitment Fee Shares shall be evidenced by a stock certificate titled in the name of Investor or its designee and delivered to the Company’s legal counsel to hold in trust for Investor.  The stock certificate shall bear a legend substantially in the form set forth in Section 5.1(b) hereof and, at the Company’s option, an additional legend indicating that such shares are subject to the contractual restrictions set forth in this Agreement.

(ii)          If the Commitment Fee is paid in cash when due, the certificate for the Commitment Fee Shares issued pursuant to Section 2.2(b)(i) shall be returned to the Company by its legal counsel and cancelled.

(iii)         If for any reason whatsoever the Commitment Fee or any part thereof is not paid when due as set forth in the definition of “Commitment Fee” in ARTICLE 1 hereof, then the certificate evidencing the Commitment Fee Shares issued to Investor pursuant to Section 2.2(b)(i) shall be delivered to Investor in payment of the unpaid portion of the Commitment Fee.  If necessary to make the aggregate number of shares delivered equal to the total Commitment Fee payable divided by the then-applicable Commitment Share Price, on the date the Commitment Fee is first payable, the Company shall deliver to Investor either (A) if more Commitment Fee Shares are required, DWAC Shares (or, if the Company is not then DWAC eligible, a second legend-free certificate) for the balance of the required shares, or (B) if less Commitment Fee Shares are required, DWAC Shares (or, if the Company is not then DWAC eligible, a legend-free replacement certificate) for the total required number of shares and, in such case, the original certificate shall be returned to the Company for cancellation.

(iv)         Unless the Company has a valid and effective Registration  Statement permitting the lawful resale of all previously issued and issuable Commitment Fee Shares and all required Commitment Fee Shares have been previously delivered to Investor pursuant to clause (iii) above, then on the date that any of the Commitment Fee Shares first become Rule 144 Eligible, the Company shall take all steps necessary to have all legends removed from the certificate(s) evidencing such Commitment Fee Shares, including without limitation causing the Company’s legal counsel to issue at the Company’s sole cost and expense any requested opinions to the Transfer Agent, and such Commitment Fee Shares shall be delivered to Investor or its designee on the date that the Commitment  Fee is payable pursuant to clause (iii) above as follows: (A) as DWAC shares, if the Company is then DWAC eligible, or (B) if the Company is not then DWAC eligible, in original certificated form bearing no restrictive legend.

(v)           A number of shares of Common Stock equal to at least the number of Commitment Fee Shares set forth in Section 2.2(b)(i) shall be included in the Registration Statement for potential use in satisfaction of the Commitment Fee. In the event that such number of shares is or becomes insufficient to satisfy the obligation to pay the Commitment Fee in full, the Company shall promptly amend or supplement the Registration Statement to include more shares thereunder, with such amendment or supplement filed sufficiently in advance of the date the Commitment Fee first becomes payable so as to ensure that registered shares are available on such date.

(vi)         Prior to the date that Investor is entitled to receive the Commitment Fee Shares, neither Investor nor the Company shall be entitled to sell, pledge, assign, or otherwise transfer any of the Commitment Fee Shares represented by the certificate provided for in Section 2.2(b)(i), nor shall Investor be entitled to vote such shares.

(c)          Conditions to Investment Commitment. As a condition precedent to the Commitment Closing, all of the following (the “Conditions to Commitment Closing”) shall have been satisfied prior to or concurrently with the Company’s execution and delivery of this Agreement:

(i)           the following documents shall have been delivered to Investor:  (A) this Agreement (including the Disclosure Schedules), executed by the Company; (B) the Secretary’s Certificate, certifying as to and attaching true, correct, and complete copies of: (x) the resolutions of the Company’s board of directors authorizing this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, (y) the Articles of Incorporation of the Company, as amended to date, and (z) the Bylaws of the Company, as amended to date; (C) the Opinion; and (D) a copy of (1) the Company’s press release (if any) announcing the transactions contemplated by this Agreement; and (2) a copy of the Company’s Current Report on Form 8-K, as filed with the SEC, describing the transaction contemplated by, and attaching a complete copy of, the Transaction Documents;

(ii)          other than for losses incurred in the ordinary course of business, there has not been any Material Adverse Effect on the Company since the date of the last SEC Report filed by the Company, including but not limited to incurring material liabilities;

(iii)         the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the Company shall have delivered an Officer’s Closing Certificate to such effect to Investor, dated as of the Effective Date and signed by an authorized officer of the Company;

(iv)         the Warrant to purchase shares of Common Stock with an aggregate exercise price equal to 35.0% of the Maximum Placement (subject to adjustment as set forth therein) shall have been delivered to Investor;

(v)           the Company shall have issued, and delivered to its legal counsel to be held in trust, the stock certificate for the Commitment Fee Shares; and

(vi)         any Required Approval has been obtained.

(d)          Investor’s Obligation to Purchase. Subject to the prior satisfaction of all conditions set forth in this Agreement, following Investor’s receipt of a validly delivered Tranche Notice, Investor shall be required to purchase from the Company a number of Tranche Shares equal to the permitted Tranche Share Amount, in the manner described below.

2.3           Tranches to Investor

(a)          Procedure to Elect a Tranche. Subject to the Maximum Tranche Amount, the Maximum Placement and the other conditions and limitations set forth in this Agreement, at any time beginning on the effective date of the Registration Statement, the Company may, in its sole and absolute discretion, elect to exercise one or more individual purchases by Investor of Debentures, or if Preferred Stock is authorized, of Preferred Shares under this Agreement (each a “Tranche”) according to the following procedure.

(b)          Delivery of Tranche Notice.  The Company shall deliver an irrevocable written notice (the “Tranche Notice”), in the form attached hereto as Exhibit G, to Investor stating that the Company shall exercise a Tranche and stating the amount of the Debenture or the number of Preferred Shares which the Company will sell to Investor at the Tranche Share Price, and the aggregate purchase price for such Tranche (the “Tranche Purchase Price”).  A Tranche Notice delivered by the Company to Investor by 4:00 p.m. Eastern time on any Trading Day shall be deemed delivered on the same day.  A Tranche Notice delivered by the Company to Investor after 4:00 p.m. Eastern time on any Trading Day, or at any time on a non-Trading Day, shall be deemed delivered on the next Trading Day.  The date that the Tranche Notice is deemed delivered is the “Tranche Notice Date”.  Each Tranche Notice shall be delivered via facsimile or electronic mail, with confirming copy by overnight carrier, in each case to the address set forth in Section 6.2.  Except for the first Tranche Closing, the Company may not give a Tranche Notice unless the Tranche Closing for the prior Tranche has occurred or has been cancelled by the Investor pursuant to Section 2.3(g).

(c)          Warrant; Additional Investment Right.

(i)           Warrant.  On each Tranche Notice Date, that portion of the Warrant equal to 35% of the Tranche Amount shall vest and become exercisable, and such vested portion may be exercised at any time on or after such Tranche Notice Date; provided that any unexercised portion of the Warrant that vests and becomes exercisable with respect to a Tranche that is cancelled by the Investor pursuant to Section 2.3(g) shall thereafter no longer be exercisable under any circumstances.  Any portion of the Warrant that becomes exercisable in connection with delivery of the Tranche Notice and is exercised by Investor in accordance with Section 1.1 of the Warrant shall be deemed exercised (A) on the applicable Tranche Notice Date, if the Company receives the Exercise Delivery Documents from Investor by 6:30 p.m. Eastern time on the Tranche Notice Date, or (B) on the next Trading Day, if the Company receives the Exercise Delivery Documents from Investor after 6:30 p.m. Eastern Time on the applicable Tranche Notice Date or on any subsequent date.  In no event shall the Company be permitted to deliver a Tranche Notice if the number of registered shares underlying the Warrant is insufficient to cover the portion of the Warrant that shall vest and become exercisable in connection with such Tranche Notice.

(ii)          Additional Investment Right.   On each Tranche Notice Date and for a period of thirty (30) calendar days thereafter, Investor shall have the right (an “Additional Investment Right”), exercisable at the sole option of Investor, for Investor or its designee to purchase up to that number of shares of Common Stock (the “Investment Right Shares”) equal in dollar amount to 100% of the Tranche Amount set forth in the applicable Tranche Notice, at a per-share price equal to the Closing Bid Price on the Trading Day immediately preceding the Tranche Notice Date; provided that any unexercised portion of the Additional Investment Right with respect to a Tranche that is cancelled by the Investor pursuant to Section 2.3(g) shall thereafter no longer be exercisable under any circumstances.  Investor may exercise such Additional Investment Right by delivering to the Company an executed Additional Investment Right Exercise Notice, in the form attached hereto as Exhibit A-2, and by paying for the shares in cash, or through the issuance of a recourse note in the form attached hereto as Exhibit A-3, which shall mature in four years, so long as there is no Event of Default and all of the Debentures and the Preferred Stock has been redeemed, and shall accrue interest annually at 2%. In the event that Investor elects to issue a note, it shall be secured by freely tradable securities owned by Investor that have a value at least equal to the amount of the note.  In no event shall the Company be permitted to deliver a Tranche Notice if the number of registered shares is insufficient to cover the shares underlying the Additional Investment Right that is exercisable in connection with such Tranche Notice.

(iii)         Exercise Limitation.  At no time may Investor exercise the Warrant or the Additional Investment Right if the number of Warrant Shares or Additional Investment Right Shares to be received pursuant to such exercise, aggregated with all other shares of Common Stock and other voting securities then owned or deemed beneficially owned by Investor and its Affiliates, would result in Investor and its Affiliates owning or being deemed the beneficial owner of more than 9.99% of all of such Common Stock and other voting securities as would be outstanding on the date of exercise, with such ownership percentage determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(d)          Conditions Precedent to Right to Deliver a Tranche Notice.  The right of the Company to deliver a Tranche Notice is subject to the satisfaction, on the date of delivery of such Tranche Notice, of each of the following conditions:

(i)           the Common Stock shall be listed for and currently trading or quoted on the Trading Market

(ii)          the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as if made on such date (provided, however, that any information disclosed by the Company in a filing with the SEC prior to the Tranche Notice Date shall be deemed to update the Disclosure Schedules and modify the representations and warranties), and the Company shall deliver to Investor an Officer’s Closing Certificate , signed by an authorized officer of the Company, certifying as to the foregoing;

(iii)        other than losses incurred in the ordinary course of business, there has been no Material Adverse Effect on the Company since the Commitment Closing;

(iv)         following any applicable notice and opportunity to cure, the Company is not, and will not be as a result of the applicable Tranche, in default of this Agreement, any other agreement between the Company and Investor or any Affiliate of Investor, or any other Material Agreement, and the Company shall deliver to Investor an Officer’s Closing Certificate, signed by an authorized officer of the Company, certifying as to the foregoing;

(v)           there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in this Agreement or any other Transaction Document, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement or any other Transaction Document; no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement or any other Transaction Document; and no actions, suits or proceedings shall be in progress, pending or, to the Company’s knowledge threatened, by any Person (other than Investor or any Affiliate of Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement;

(vi)          all Common Shares shall have been timely delivered at the times provided for in this Agreement, including all Warrant Shares issuable pursuant to any Exercise Notice delivered to the Company prior to the Tranche Notice Date, all Investment Right Shares issuable pursuant to any Additional Investment Right Exercise Notice delivered to Company prior to the Tranche Notice Date, and all Conversion Shares issuable upon authorization of the Preferred Shares;

(vii)        for any Tranche Notice delivered after the earliest of (A) the six-month anniversary of the Effective Date, or (B) the date the Registration Statement is declared effective, all previously-issued and issuable Warrant Shares, Commitment Fee Shares, and Investment Right Shares (X) are DWAC Shares, are DTC eligible, and can be immediately converted into electronic form without restriction on resale, or (Y) if the Company is not then DWAC eligible, have been issued to Investor in original certificated form bearing no restrictive legend and have been previously converted into electronic form without restriction on resale;

(viii)       the Common Stock shall not be listed or quoted on the Pink Sheets;

(ix)         the Company has a current, valid and effective Registration Statement permitting the lawful resale of all previously-issued and issuable Common Shares (including without limitation all Warrant Shares issuable upon exercise of the Warrant delivered in connection with such Tranche and any previous Tranche, all Investment Right Shares issuable upon exercise of any Additional Investment Right Exercise Notice delivered in connection with such Tranche, and any Commitment Fee Shares);

(x)           the Company has a sufficient number of duly authorized shares of Common Stock reserved for issuance as may be required to fulfill its obligations pursuant to the Transaction Documents and any other outstanding agreements between the Company and Investor and any Affiliate of Investor, including without limitation all Warrant Shares issuable upon exercise of the Warrant issued in connection with such Tranche and any previous Tranche, and all Investment Right Shares issuable upon exercise of any Additional Investment Right Exercise Notice delivered in connection with such Tranche and any previous Tranche;

(xi)         the Company has provided notice of its delivery of the Tranche Notice to all signatories of a Lock-Up Agreement as required under the Lock-Up Agreement;

(xii)        the aggregate number of Warrant Shares and Investment Right Shares issuable upon exercise of the Warrant and Additional Investment Right, respectively, that are issuable on the Tranche Notice Date, when aggregated with all other shares of Common Stock then owned or deemed beneficially owned by Investor and its Affiliates including without limitation Warrant Shares, Investment Right Shares and Commitment Fee Shares (whether acquired in connection with the transactions contemplated by the Transaction Documents or otherwise), would not result in Investor owning or being deemed to beneficially own more than 9.99% of all Common Stock outstanding on the Tranche Notice Date, with such ownership percentage determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder;

(xiii)       the Warrant Shares issuable upon exercise of the portion of the Warrant that vests on the Tranche Notice Date and the Investment Right Shares issuable upon exercise of the Additional Investment Right that vests on the Tranche Notice Date have an exercise price per share equal to no less than the book value per share of the Common Stock on the Tranche Notice Date; and

(xiv)        for all Tranche Notices delivered after the date that the Commitment Fee first becomes payable, Investor shall have previously received the Commitment Fee in full.

(e)          Documents to be Delivered at Tranche Closing. The Closing of any Tranche and Investor’s obligations hereunder shall additionally be conditioned upon the delivery to Investor of each of the following (the “Required Tranche Documents”) on or before the applicable Tranche Closing Date:

(i)           a number of Debentures or Preferred Shares equal to the Tranche Purchase Price divided by the Tranche Share Price shall have been delivered to Investor or an account specified by Investor for the Tranche Shares;

(ii)          the following executed documents:  the Opinion and the Officer’s Closing Certificate, each dated as of the Tranche Closing Date, and the Lock-Up Agreements;

(iii)         a Use of Proceeds Certificate, signed by an authorized officer of the Company, setting forth how the Tranche Purchase Price will be applied by the Company;

(iv)         all Warrant Shares shall have been timely delivered in accordance with any Exercise Notice delivered to the Company prior to the Tranche Closing Date;

(v)           all Investment Right Shares due on or prior to the Tranche Closing Date shall have been timely delivered in accordance with any Additional Investment Right Exercise Notice delivered to the Company prior to the Tranche Closing Date;

(vi)         all documents, instruments and other writings required to be delivered by the Company to Investor on or before the Tranche Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein; and

(vii)        payment of the reasonable fees and costs of Investor’s counsel incurred as of the Tranche Closing Date in connection with this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby (less any payments previously received from the Company), by offset against the Tranche Amount or by wire transfer of immediately available funds.

(f)          Mechanics of Tranche Closing.

(i)           Each of the Company and Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(e) of this Agreement at or prior to each Tranche Closing. Subject to such delivery and the satisfaction of the conditions set forth in Section 2.3(d) as of the Tranche Closing Date, the closing of the purchase by Investor of the Debentures or the Preferred Shares shall occur by 5:00 p.m. Eastern time, on the date which is ten (10) Trading Days following (and not counting) the Tranche Notice Date (each a “Tranche Closing Date”) at the offices of Investor.

(ii)          (A)          If any portion of the Warrant is exercised by Investor on or after the Tranche Notice Date and prior to or on the Tranche Closing Date (which exercise shall be effected by Investor sending the Exercise Delivery Documents to the Company in accordance with Section 1.1 of the Warrant), the Company shall send Investor an electronic copy of its share issuance instructions to the Transfer Agent and shall cause the requisite number of Warrant Shares to be credited to Investor’s account with DTC as DWAC Shares (or, if the Company is not then DWAC eligible, delivered to Investor in original certificated form bearing no restrictive legend) by 5:00 p.m. Eastern time on the Trading Day after the date the Company receives the Exercise Delivery Documents from Investor.  If DWAC shares are not timely credited pursuant to this Section 2.3(f)(ii)(A), then the Tranche Closing Date shall be extended by one Trading Day for each Trading Day that such timely credit of DWAC Shares is not made; provided, that if timely credit was not made because the Company is not DWAC eligible and has delivered certificated shares instead of DWAC Shares, then the Tranche Closing Date shall be extended by one Trading Day for each Trading Day required for Investor to receive the certificated shares and convert such certificated shares into electronic form.

(B)           If any portion of the Additional Investment Right is exercised by Investor on or after the Tranche Notice Date and on or prior to the Tranche Closing Date (which exercise shall be effected by Investor sending the Additional Investment Right Exercise Notice and payment of the purchase price for the Additional Investment Right Shares (the “Investment Right Exercise Documents”)), the Company shall send Investor an electronic copy of its share issuance instructions to the Transfer Agent and shall cause the requisite number of Investment Right Shares to be credited to Investor’s account with DTC as DWAC Shares (or, if the Company is not then DWAC eligible, delivered to Investor in original certificated form bearing no restrictive legend) by 5:00 p.m. Eastern time on the Trading Day after the date the Company receives the Additional Investment Right Exercise Documents from Investor.  If DWAC shares are not timely credited pursuant to this Section 2.3(f)(ii)(B), then the Tranche Closing Date shall be extended by one Trading Day for each Trading Day that such timely credit of DWAC Shares is not made; provided, that if timely credit was not made because the Company is not DWAC eligible and has delivered certificated shares instead of DWAC Shares, then the Tranche Closing Date shall be extended by one Trading Day for each Trading Day required for Investor to receive the certificated shares and convert such certificated shares into electronic form.

(iii)         On or before each Tranche Closing Date, Investor shall deliver to the Company, in cash or immediately available funds, the Tranche Purchase Price to be paid for such Tranche Shares.

(iv)          The closing (each a “Tranche Closing”) for each Tranche shall occur on the date that both (i) the Company has delivered to Investor all Required Tranche Documents, and (ii) Investor has delivered to the Company the Tranche Purchase Price.

(g)         Limitation on Obligation to Purchase.  Notwithstanding any other provision hereof, in the event the Closing Bid Price of the Common Stock during any one or more of the 9 Trading Days following the Tranche Notice Date is below 75.0% of the Closing Bid Price on the Tranche Notice Date, except as otherwise agreed in writing between Investor and the Company, Investor may, at its option, and without penalty, decline to purchase the applicable Tranche Shares on the Tranche Closing Date; provided that any unexercised portion of the Warrant that vests and becomes exercisable with respect to a Tranche that is cancelled by the Investor pursuant to this Section 2.3(g) shall thereafter no longer be exercisable under any circumstances.

2.4           Share Sufficiency.  On or before the date on which any portion of the Warrant or the Additional Investment Right become exercisable, the Company shall have a sufficient number of duly authorized shares of Common Stock for issuance in such amount as may be required to fulfill its obligations pursuant to the Transaction Documents and any other outstanding agreements between the Company and Investor or any Affiliate of Investor.

2.5           Maximum Placement.  Investor shall not be obligated to purchase any additional Tranche Shares once the aggregate Tranche Purchase Price paid by Investor equals the Maximum Placement.

2.6           Limitation on First and Second Tranches.  The aggregate number of shares of Common Stock issued or issuable on the first and second Tranche Closing Dates, including without limitation the Commitment Fee Shares, Warrant Shares and Investment Right Shares, shall not exceed 19.99% of the total shares of Common Stock outstanding as of immediately prior to the Effective Date of this Agreement.

ARTICLE 3
TERMINATION

3.1           Termination.  The Investor may elect to terminate this Agreement and the Company’s right to initiate subsequent Tranches under this Agreement (each, a “Termination”) upon the occurrence of any of the following:

(a)          if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a SEC enforcement action, including without limitation such director or executive officer being sanctioned by the SEC, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

(b)         on any date after a Delisting Event that lasts for an aggregate of 20 Trading Days during any calendar year;

(c)           if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any Subsidiary of the Company;

(d)           the Company is in breach or default of any Material Agreement, which breach or default could have a Material Adverse Effect;

(e)           the Company is in breach or default of this Agreement, any other Transaction Document, or any other agreement between the Company and Investor or any Affiliate of Investor following any applicable notice and opportunity to cure;

(f)           upon the occurrence of a Fundamental Transaction;

(g)           so long as any Preferred Shares are outstanding, the Company effects or publicly announces its intention to create a security senior to the Series A Preferred Stock, or substantially alters the capital structure of the Company in a manner that materially adversely effects the rights or preferences of the Series A Preferred Stock; and

(h)           on the Termination Date.

3.2           Company Termination.  The Company may at any time in its sole discretion terminate (a “Company Termination”) this Agreement and its right to initiate future Tranches by providing thirty (30) days advance written notice (“Termination Notice”) to Investor.

3.3           Effect of Termination.  Except as otherwise provided herein, the termination of this Agreement will have no effect on any Common Shares, Preferred Shares, Debentures, Commitment Fee Shares, Investment Right Shares, Warrant, Warrant Shares, or DWAC Shares previously issued, delivered or credited, or on any then-existing rights of any holder thereof.  Notwithstanding any other provision of this Agreement and regardless of whether the first Tranche has closed, the Commitment Fee is payable despite any termination of this Agreement, all fees of Investor’s counsel are payable as incurred pursuant to Section 6.1 hereof, and all fees paid to Investor or its counsel are non-refundable.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties of the Company.  Except as set forth under the corresponding section of the Disclosure Schedules (as updated for each Closing), which shall be deemed a part of this Section 4.1 and which shall not contain any material non-public information, the Company hereby represents and warrants to, and as applicable covenants with, Investor as of each Closing:

(a)           Subsidiaries.  All of the direct and indirect Subsidiaries of the Company are set forth on Section 4.1(a) to the Disclosure Schedule.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens.  All of the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)           Organization and Qualification.  Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other applicable entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(c)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company (other than, for issuance of the Preferred Shares, the filing of the Certificate of Designations with the Secretary of State of the State of Wisconsin).  Each of the Transaction Documents has been, or upon delivery will be, duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities, and the consummation by the Company of the other transactions contemplated by the Transaction Documents do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws, or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iv) conflict with or violate the terms of any agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  Except as set forth on Section 4.1(e) of the Disclosure Schedule, neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than any such consent which has been obtained and required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or (if not yet required to be filed) shall be, timely filed.

(f)           Issuance of the Securities.  The Securities (other than the Preferred Shares) are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.  The Company has reserved from its duly authorized capital stock, for issuance as Securities, a number of shares of Common Stock at least equal to the number of Securities which could be issued pursuant to the terms of the Transaction Documents, based on the then-anticipated exercise prices of the Warrant and the Additional Investment Right.

(g)           Capitalization.  Other than as set forth on Section 4.1(g) to the Disclosure Schedule, the capitalization of the Company is as described in the Company’s most recently filed periodic SEC Report.  Except as set forth on Section 4.1(g) of the Disclosure Schedule, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities or as set forth in the SEC Reports or on Section 4.1(g) to the Disclosure Schedule, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except for approvals required to authorize the Preferred Shares, no further approval or authorization of any stockholder, the Board of Directors of the Company, or any other Person, is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h)           SEC Reports; Financial Statements.  The Company has filed all required SEC Reports for the two years preceding the Effective Date (or such shorter period as the Company was required by law to file such SEC Reports) on a timely basis taking into account Rule 12b-25 under the Exchange Act.  Except as set forth on Section 4(h) to the Disclosure Schedule (i) as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and (iii) such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)           Material Changes.  Since March 31, 2010, except as set forth on Section 4(i) to the Disclosure Schedule, (i) there has been no event, occurrence or development that has had, or that could reasonably be expected to result in, a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans as disclosed in the SEC Reports.  The Company does not have pending before the SEC any request for confidential treatment of information.

(j)           Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor to the knowledge of the Company any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Act.

(k)          Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.

(l)           Compliance.  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case under clauses (i)-(iii) above as could not have a Material Adverse Effect.

(m)         Regulatory Permits.  Each of the Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)           Title to Assets.  Except as disclosed in the SEC Reports, the Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and such Subsidiary and good and marketable title in all personal property owned by them that is material to the business of the Company and such Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and such Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and such Subsidiary are held by them under valid, subsisting and enforceable leases of which the Company and each Subsidiary is in compliance.

(o)           Patents and Trademarks.  The Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  In the 12 months preceding the Effective Date and each Closing, neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violate or infringe upon the rights of any Person. As of the Effective Date and each Closing, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of the Company or such Subsidiary.

(p)           Insurance.  The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and such Subsidiary are engaged, including but not limited to $5 million of directors and officers insurance coverage.  To the best of the Company’s knowledge, such insurance contracts and policies are accurate and complete.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of the Company.

(r)           Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, that are applicable to it as of the date of the Commitment Closing.  The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic SEC Report under the Exchange Act, as the case may be, is being prepared.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the date prior to the filing date of the most recently filed periodic SEC Report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic SEC Report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Company’s disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company’s internal accounting controls or its disclosure controls and procedures or, to the Company’s knowledge, in other factors that could materially affect the Company’s internal accounting controls or its disclosure controls and procedures.

(s)           Certain Fees.  Except for the payment of the Commitment Fee, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement and the other Transaction Documents.  Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for any fees of a type contemplated in this Section 4.1(s) that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

(t)           Private Placement. Assuming the accuracy of Investor representations and warranties set forth in Section 4.2, no registration under the Act is required for the offer and sale of the Securities by the Company to Investor as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of any Trading Market.

(u)           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (“Investment Company Act”).  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v)           Registration Rights.  Except as set forth on Section 4.1(v) of the Disclosure Schedule, no Person (other than Investor pursuant to the Transaction Documents) has any right to cause the Company to effect the registration under the Act of any securities of the Company.

(w)           Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12 of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.  The Common Stock is listed for and currently trading or quoted on the Trading Market.  The Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not,  in compliance with the listing, quotation, and maintenance requirements of such Trading Market.

(x)           Application of Takeover Protections.  The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti takeover provision under the Company’s Articles of Incorporation or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and Investor’s ownership of the Securities.

(y)           Disclosure; Non-Public Information.  Except with respect to the information that will be, and only to the extent that it actually is, timely publicly disclosed by the Company pursuant to Section 2.2(c)(i)(D), and notwithstanding any other provision in this Agreement or the other Transaction Documents, neither the Company nor any other Person acting on its behalf has provided Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement, the Transaction Documents, and the Exhibits, Appendices and Schedules hereto and thereto, unless prior thereto the Company and Investor shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that neither Investor nor any Affiliate of Investor shall have any duty of trust or confidence that is owed directly, indirectly, or derivatively to the Company or the shareholders of the Company or to any other Person who is the source of material non-public information regarding the Company.  No information contained in the Disclosure Schedules constitutes material non-public information.  There is no adverse material information regarding the Company that has not been publicly disclosed prior to the Effective Date.  The Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.  All disclosure provided to Investor regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(z)           No Integrated Offering. Neither the Company or any of its Affiliates, nor any Person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Act or that could violate any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(aa)         Financial Condition.  Based on the financial condition of the Company as of the date of the Commitment Closing and except as disclosed in the SEC Reports: (i) the fair saleable market value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances, which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the date of the Closing.  The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb)         Tax Status.  The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers and director of the Company know of no basis for any such claim.  As of the Effective Date and each Closing, neither the Company nor any Subsidiary has executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax and none of the Company’s tax returns is presently being audited by any taxing authority.

(cc)         No General Solicitation or Advertising.  Neither the Company nor, to the knowledge of the Company, any of its directors or officers (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Debentures or the Preferred Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Debentures or the Preferred Shares under the Act or made any “directed selling efforts” as defined in Rule 902 of Regulation S.

(dd)         Foreign Corrupt Practices.  Neither the Company or any Subsidiary, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company or such Subsidiary is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, except in each case under clauses (i)-(iv) above as could not have a Material Adverse Effect.

(ee)        Acknowledgment Regarding Investor’s Purchase of Securities.  The Company acknowledges and agrees that Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Investor’s purchase of the Securities.  The Company further represents to Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(ff)          Accountants.  The Company’s accountants are set forth in the SEC Reports and such accountants are an independent registered public accounting firm as required by the Act.

(gg)        No Disagreements with Accountants and Lawyers.  As of the Effective Date and each Closing, there are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants and lawyers formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants and lawyers, except for any past-due amounts that may be owed in the ordinary course of business.

(hh)        Registration Statements and Prospectuses.

(i)           The offer and sale of the Common Shares as contemplated hereby complies with the requirements of Rule 415 under the Act.

(ii)           The Company has not, directly or indirectly, used or referred to any “free writing prospectus” (as defined in Rule 405 under the Act) except in compliance with Rules 164 and 433 under the Act.

(iii)           The Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Common Shares contemplated by any Registration Statement filed or to be filed, without taking into account any determination by the SEC pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer.”

(ii)          Section 5 Compliance. No representation or warranty or other statement made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. The Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

4.2           Representations and Warranties of Investor. Investor hereby represents and warrants to the Company as of the Effective Date as follows:

(a)           Organization; Authority.  Investor is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder.  The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor.  Each Transaction Document to which it is a party has been (or will be) duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Investor Status.  At the time Investor was offered the Securities, it was, and at the Effective Date it is an “accredited investor” as defined in Rule 501(a) under the Act.

(c)           Experience of Investor.  Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d)           General Solicitation.  Investor is not purchasing the Debentures or Preferred Shares as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 4.2.

ARTICLE 5
OTHER AGREEMENTS OF THE PARTIES

5.1           Transfer Restrictions

(a)           The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than (i) pursuant to an effective Registration Statement or Rule 144, (ii) to the Company, (iii) to an Affiliate of Investor, or (iv) in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company an opinion of Luce, Forward, Hamilton & Scripps LLP, or other counsel selected by the transferor and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Act.

(b)           Except with respect to DWAC Shares and other Securities that are required, pursuant to this Agreement or the other Transaction Documents, to be issued free of restrictive legends, Investor agrees to the imprinting, so long as is required by this Section 5.1, of the following legend or a substantially similar legend on any certificate evidencing Securities other than DWAC Shares:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE OR CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company agrees to cause such legend to be removed immediately upon effectiveness of a Registration Statement, or when any Common Shares are eligible for sale under Rule 144 and, if requested by Investor or the transfer agent, to promptly provide at the Company’s expense a legal opinion of counsel to the Company confirming that such legend may be removed.  The Company further acknowledges and agrees that Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and that agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, Investor may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At Investor’s reasonable expense, the Company will execute and deliver such documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

5.2           Furnishing of Information.  As long as Investor owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act.  Upon the request of Investor, the Company shall deliver to Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as Investor owns any Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Act within the limitation of the exemptions provided by Rule 144.

5.3           Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Act of the sale of the Securities to Investor or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

5.4           Securities Laws Disclosure; Publicity.  The Company shall timely file a Current Report on Form 8-K as required by this Agreement, and in the Company’s discretion shall file a press release, in each case reasonably acceptable to Investor, disclosing the material terms of the transactions contemplated hereby.  The Company and Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any such press release of Investor, or without the prior consent of Investor, with respect to any such press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law or Trading Market regulations, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of Investor, except (i) as contained in the Current Report on Form 8-K and press release described above, (ii) as required by federal securities law in connection with any registration statement under which the Common Shares are registered, (iii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Investor with prior notice of such disclosure, or (iv) to the extent such disclosure is required in any SEC Report filed by the Company.

5.5           Shareholders Rights Plan.  No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person, that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Investor or any Affiliate of Investor. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

5.6           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide Investor or its agents or counsel with any information that the Company believes or reasonably should believe constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information.  On and after the Effective Date, except as may be set forth in a written and executed confidentiality agreement, neither Investor nor any Affiliate of Investor shall have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to the Company or the shareholders of the Company, or to any other Person who is the source of material non-public information regarding the Company.  The Company understands and confirms that Investor shall be relying on the foregoing in effecting transactions in securities of the Company.

5.7           Reimbursement.  If Investor becomes involved in any capacity in any proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by Investor to or with any current stockholder), solely as a result of Investor’s acquisition of the Securities under this Agreement, the Company will reimburse Investor for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred, or will assume the defense of Investor in such matter.  The reimbursement obligations of the Company under this Section 5.7 shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Investor and any such Affiliate and any such Person.  The Company also agrees that neither Investor nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

5.8           Indemnification of Investor

(a)           Company Indemnification Obligation.  Subject to the provisions of this Section 5.8, the Company will indemnify and hold Investor and any Warrant holder, their Affiliates and attorneys, and each of their directors, officers, shareholders, partners, employees, agents, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the “Investor Parties” and each an “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any action instituted against any Investor Party, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of Investor’s representations, warranties or covenants under the Transaction Documents or any written agreements or written understandings Investor may have with any such stockholder or any violations by Investor of state or federal securities laws or any conduct by Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance), (iii) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement (or in a Registration Statement as amended by any post-effective amendment thereof by the Company) or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and/or (iv) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (or any amendments or supplements to any Prospectus), in any free writing prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, or in any Prospectus together with any combination of one or more of the free writing prospectuses, if any, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss directly arises out of, or is directly based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, Prospectus, any free writing prospectus or in any such amendment or supplement thereto, in reliance upon and in conformity with information concerning Investor furnished to the Company by Investor in writing specifically for inclusion therein.

(b)           Indemnification Procedures.  If any action shall be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing.  The Investor Parties shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investor Parties except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of the Company and the position of the Investor Parties such that it would be inappropriate for one counsel to represent the Company and the Investor Parties.  The Company will not be liable to the Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents.

5.9           Reservation of Securities.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

5.10        Limited Standstill.  The Company will deliver to Investor on or before each Tranche Closing Date, and will honor and enforce, and will take reasonable actions to assist Investor in enforcing, the provisions of the Lock-Up Agreements with the Company’s officers, directors and beneficial owners of 10% or more of the Common Stock.

5.11        Prospectus Availability and Changes.  The Company will make available to Investor upon request, and thereafter from time to time will furnish Investor, as many copies of any Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the applicable Registration Statement) as Investor may request for the purposes contemplated by the Act; and in case Investor is required to deliver a Prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Common Shares, or after the time a post-effective amendment to the applicable Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.  The Company will advise Investor promptly of the happening of any event within the time during which a Prospectus is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise Investor promptly if, during such period, it shall become necessary to amend or supplement any Prospectus to cause such Prospectus to comply with the requirements of the Act, and in each case, during such time, to prepare and furnish, at the Company’s expense, to Investor promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance.  The Company shall have no obligation to separately advise Investor of, or deliver copies to Investor of, the SEC Reports, all of which Investor shall be deemed to have notice of.

5.12        Required Approval.  No transactions contemplated under this Agreement or the other Transaction Documents shall be consummated for an amount that would require approval by any Trading Market or Company stockholders under any approval provisions, rules or regulations of any Trading Market applicable to the Company, unless and until such approval is obtained.  The Company shall use best efforts to obtain any required approval as soon as possible.

5.13        Activity Restrictions.  For so long as Investor or any of its Affiliates holds any Debentures, Preferred Shares, Conversion Shares, Commitment Fee Shares, Investment Right Shares, Warrant, Warrant Shares, Common Shares or DWAC Shares, neither Investor nor any Affiliate will: (i) vote any shares of Common Stock owned or controlled by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of the Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other Person, which would result in Investor and its Affiliates owning or being deemed to beneficially own more than 9.99% of the total outstanding Common Stock or other voting securities of the Company, with such ownership percentage determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its Subsidiaries, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, including but not limited to, if the Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act, (g) changes in the Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (iii) request the Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this Section 5.13.

5.14        Registration Statements and Prospectuses.

(a)           The Company will use its best efforts (i) to file within 45 (forty-five) calendar days after the Effective Date, (ii) to cause to become effective as soon as reasonably possible thereafter, and (iii) to remain effective until all Common Shares have been sold or are Rule 144 Eligible, a Registration Statement covering the issuance of all Common Shares issued or  issuable hereunder (including without limitation all Warrant Shares underlying the Warrant, all Investment Right Shares underlying the Additional Investment Right, and all Commitment Fee Shares that may be issued or issuable to Investor in payment of the Commitment Fee).  Each Registration Statement shall comply when it becomes effective, and, as amended or supplemented, at the time of any Tranche Notice Date, Tranche Closing Date, or issuance of any Common Shares, and at all times during which a Prospectus is required by the Act to be delivered in connection with any sale of Common Shares, will comply, in all material respects, with the requirements of the Act.

(b)           Each Registration Statement, as of its respective effective time, will not, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)           Each Prospectus will comply, as of its date and the date it will be filed with the SEC,  and, at the time of any Tranche Notice Date, Tranche Closing Date, or issuance of any Common Shares, and at all times during which a Prospectus is required by the Act to be delivered in connection with any sale of Common Shares, will, subject to any required updating thereof as contemplated by Section 5.11, comply, in all material respects, with the requirements of the Act.

(d)           At no time during the period that begins on the date a Prospectus is filed with the SEC and ends at the time a Prospectus is no longer required by the Act to be delivered in connection with any sale of Common Shares will any such Prospectus, as then amended or supplemented, and subject to any required updating thereof as contemplated by Section 5.11, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)           Each Registration Statement will meet, and the offering and sale of the Common Shares as contemplated hereby will comply with, the requirements of Rule 415 under the Act.

(f)           The Company will not, directly or indirectly, use or refer to any “free writing prospectus” (as defined in Rule 405 under the Act) except in compliance with Rules 164 and 433 under the Act.

(g)           The Company will not be an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Common Shares contemplated by any Registration Statement that is filed, without taking into account any determination by the SEC pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer.”

5.15        Investor Due Diligence.  Investor shall have the right and opportunity to conduct due diligence, at its own expense, with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

5.16        Registration.  In the event that all Common Shares that Company is required to make available to Investor, including as Warrant Shares upon the exercise of Warrants, or as Investment Right Shares upon exercise of the Additional Investment Right, are not, by the one year anniversary of the Effective Date, made available to Investor as DWAC Shares without restriction on resale pursuant to (i) an effective Registration Statement, or (ii) Rule 144 without requiring discharge by payment in full of any notes given in exchange for any Warrant Shares prior to the sale thereof or limiting the amount of securities that may be sold, the Company shall, at Investor’s election in Investor’s sole discretion, (a) exercise the Company’s Redemption Option provided for in Section 6 of the Certificate of Designations to effectuate the repurchase of any outstanding Preferred Shares, or (b) exercise the Company’s Redemption Option provided for in Section 5 of the Debenture to effectuate the repurchase of any outstanding Debentures.  If the number of registered shares underlying the Warrant or the Additional Investment Right is or becomes insufficient to permit the Company to issue registered shares upon exercise of the Warrant or the Additional Investment Right, the Company shall promptly amend or supplement the Registration Statement to include more shares thereunder, with such amendment or supplement to be filed sufficiently in advance of the date the Company intends to deliver a Tranche Notice so as to ensure that registered shares are available for issuance on and after the Tranche Notice Date.

5.17        Short Sales.  For so long as Investor or any of its Affiliates holds any Securities, neither Investor or any Affiliate thereof will engage in any “short sale” of such securities as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act.

ARTICLE 6
MISCELLANEOUS

6.1           Fees and Expenses.  The Company has previously paid a $20,000.00 non-refundable document preparation fee to counsel for Investor, which shall cover only the initial draft of the Transaction Documents and legal fees for one week beginning on the date the term sheet was signed by the Company.  If the foregoing amount is insufficient to cover the reasonable fees and costs of Investor’s counsel incurred as of the Effective Date in connection with this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, the Company shall pay the remaining amount of such fees and costs immediately upon presentation of an invoice from Investor or its counsel.  The Company shall also pay the fees and expenses of Investor’s counsel on each Tranche Closing Date (or such other time as an invoice for such fees and costs may be presented by Investor or its counsel).  The Company acknowledges and agrees that Luce, Forward, Hamilton & Scripps LLP solely represents Investor, and does not represent the Company or its interests, in connection with the Transaction Documents or the transactions contemplated thereby.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities, if any.

6.2           Notices.  Unless a different time of day or method of delivery is set forth in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of:  (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:30 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day after mailing, if sent by a U.S. nationally recognized overnight courier service, or (d) upon actual receipt by, or personal delivery to, the party to whom such notice is given.  The addresses for such notices and communications are those set forth following the signature page hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.3           Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.4           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof

6.5           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor, which consent shall not be unreasonably withheld or delayed.  Investor may assign any or all of its rights under this Agreement (a) to any Affiliate, or (b) to any other Person to whom Investor assigns or transfers any Securities.  Investor may not assign its obligations hereunder to any non-Affiliate of Investor without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

6.6           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.8.

6.7           Governing Law; Dispute Resolution.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation and prosecution of such action or proceeding.

6.8           Survival.  The representations and warranties contained herein shall survive the Closing and the delivery and exercise of the Securities until all Debentures and Preferred Shares issued to Investor or any Affiliate have been redeemed.

6.9           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or in a PDF by e-mail transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.10        Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.11        Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

6.12        Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.  Neither the Company nor Investor shall be liable for special, indirect, consequential or punitive damages suffered or alleged to be suffered by the other party or any third party, whether arising from or related to the Transaction Documents or otherwise.

6.13        Payment Set Aside.  To the extent that the Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.14        Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been cancelled.

6.15        Time of the Essence.  Time is of the essence with respect to all provisions of this Agreement that specify a time for performance.

6.16        Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.17        Entire Agreement.  This Agreement, together with the Exhibits, Appendices and Schedules hereto, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement.  No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove.  The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ZBB ENERGY CORPORATION

By:	/s/ Eric C. Apfelbach
Name:	Eric C. Apfelbach
Title:	President and CEO

SOCIUS CG II, LTD.

By:	/s/ Terren Peizer
Name:	Terren Peizer
Title:	Managing Director

Addresses for Notice

To Company:

ZBB Energy Corporation
N93 W14475 Whittaker Way
Menomonee Falls, Wisconsin 53051
Attention: Eric Apfelback, President & CEO
Fax No.:  (262) 253-9822
Email:  eapfelbach@zbbenergy.com

with a copy (which shall not constitute notice) to:

K&L Gates LLP
Hearst Tower, 47th Floor
214 North Tryon Street
Charlotte, North Carolina 28202
Attention:  Mark R. Busch, Esq.
Fax No.:  (704) 353.3140
Email:  mark.busch@klgates.com

To Investor:

Socius CG II, Ltd.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
Fax No.: (310) 444-4394
Email: terren@sociuscg.com

with a copy (which shall not constitute notice) to:

Luce, Forward, Hamilton & Scripps LLP
601 South Figueroa Street, Suite 3900
Los Angeles, California 90017
Attention:  John C. Kirkland, Esq.
Fax No.:  (213) 452-8035
Email:  jkirkland@luce.com

Exhibit A-1

Form of Warrant

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ZBB Energy Corporation

Warrant To Purchase Common Stock

Warrant No.: 2010-1	Issuance Date: June 16, 2010

Initial Number of Warrant Shares: 10,000,000

Initial Exercise Price:  $0.35 per share

ZBB Energy Corporation, a Wisconsin corporation (“Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Socius CG II, Ltd., a Bermuda exempted company, the holder hereof or its designees or assigns (“Holder”), is entitled, subject to the terms set forth herein, to purchase from the Company, at the Exercise Price then in effect, upon exercise of this Warrant to Purchase Common Stock (including any warrant issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times after issuance of the Warrant and until 11:59 p.m. Eastern time on the second anniversary of the Issuance Date, that number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock set forth above and as adjusted herein (the “Warrant Shares”); provided, however, that this Warrant may only be exercised, from time to time, for that number of shares of Common Stock with an Aggregate Exercise Price equal to up to 35% of the cumulative amount of Tranche Purchase Prices under Tranche Notices delivered prior to or on the date of exercise.

This Warrant is issued pursuant to the Securities Purchase Agreement dated June 16, 2010, by and among the Company and the investor referred to therein (the “Purchase Agreement”).  Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in ARTICLE 13 hereof.

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This Warrant shall consist of and be exercisable in tranches (each, a “Warrant Tranche”), with a separate tranche being created upon each delivery of a Tranche Notice under the Purchase Agreement.  Each Warrant Tranche will grant to the Holder the right, for a two-year period commencing on the applicable Tranche Notice Date, to exercise the Warrant and purchase up to a number of shares of Common Stock with an Aggregate Exercise Price equal to 35% of the Tranche Purchase Price for the applicable Tranche Notice.  Attached to this Warrant is a schedule (the “Warrant Tranche Schedule”) that sets forth the issuance date, the number of Warrant Shares, and the Exercise Price for each Warrant Tranche.  The Warrant Tranche Schedule shall be updated by the Company, with an updated copy provided to the Holder, promptly following each exercise of this Warrant.  Notwithstanding anything to the contrary in this Warrant, no portion of this Warrant shall vest or be exercisable except under the Warrant Tranches (the “Tranche Limitation”).

In no event shall the Company be permitted to deliver a Tranche Notice if the number of registered shares underlying this Warrant is insufficient to cover the portion of the Warrant that will vest and become exercisable in connection with such Tranche Notice.  If the number of registered shares underlying this Warrant is or becomes insufficient to permit the Company to issue registered shares upon exercise of this Warrant, the Company shall promptly amend the Registration Statement to include more shares thereunder, with such amendment to be filed sufficiently in advance of the date the Company intends to deliver a Tranche Notice so as to ensure that registered shares are available to Holder on the Tranche Notice Date.

ARTICLE 1
EXERCISE OF WARRANT.

1.1          Mechanics of Exercise.

1.1.1                Subject to the terms and conditions hereof (including without limitation the Tranche Limitation), this Warrant may be exercised by the Holder on any day on or after the Issuance Date, in whole or in part, by (i) delivery of a written notice to the Company, in the form attached hereto as Appendix 1 (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”), with such payment made, at Investor’s option, (x) in cash or by wire transfer of immediately available funds, (y) by the issuance and delivery of a recourse promissory note substantially in the form attached hereto as Appendix 2 (each, a “Recourse Note”), or (z) if applicable, by cashless exercise pursuant to Section 1.3.

1.1.2                The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.

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1.1.3                On the Trading Day on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (the “Exercise Delivery Documents”) from the Holder by 6:30 p.m. Eastern time, or on the next Trading Day if the Exercise Delivery Documents are received after 6:30 p.m. Eastern time or on a non-Trading Day (in each case, the “Exercise Delivery Date”), the Company shall transmit (i) a facsimile acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder, and (ii) an electronic copy of its share issuance instructions to the Holder and to the Company’s transfer agent (the “Transfer Agent”), with such transmissions to comply with the notice provisions contained in Section 6.2 of the Purchase Agreement, and shall instruct and authorize the Transfer Agent to credit such aggregate number of freely-tradable Warrant Shares to which the Holder is entitled to receive upon such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (DTC) through the Fast Automated Securities Transfer (FAST) Program through its Deposit Withdrawal Agent Commission (DWAC) system, with such credit to occur no later than 5:00 p.m. Eastern Time on the Trading Day following the Exercise Delivery Date, time being of the essence; provided, however, that if any Warrant Shares issuable in connection with an Exercise Notice delivered following the Company’s delivery of a Tranche Notice and prior to or on the related Tranche Closing Date are not credited as DWAC Shares by 5:00 p.m. Eastern Time on the Trading Day following the Exercise Delivery Date, then the Tranche Closing Date applicable to the Exercise Notice shall be extended by one Trading Day for each Trading Day that timely credit of DWAC Shares is not made.  Notwithstanding the foregoing, if the Company is not DWAC eligible on the Exercise Delivery Date, then the Warrant Shares shall be issued in certificated form, free of restrictive legend, and delivered to Investor or its designee no later than 5:00 p.m. Eastern Time on the Trading Day following the Exercise Delivery Date, time being of the essence, and the Tranche Closing Date shall be extended by one Trading Day for each Trading Day required for Investor to receive the certificated shares and convert such certificated shares into electronic form.

1.1.4                Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account.

1.1.5                If this Warrant is exercised and the number of Warrant Shares represented by this Warrant is greater than the number of Warrant Shares being acquired upon such exercise, then the Company shall, as soon as practicable and in no event later than one Trading Day after such exercise, update the Tranche Exercise Schedule to reflect the revised number of Warrant Shares for which this Warrant is then exercisable and deliver a copy of the updated Tranche Exercise Schedule to the Holder.  No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.  The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant other than taxes due on account of the income of the Holder.

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1.2          Adjustments to Exercise Price and Number of Shares.  In addition to other adjustments specified herein, the Exercise Price of this Warrant and the number of shares of Common Stock issuable upon exercise shall be adjusted as follows:

1.2.1                Exercise Price.  The “Exercise Price” per share of Common Stock underlying this Warrant, subject to further adjustment as provided herein, shall be as follows: (i) with respect to the Warrant issued on the Effective Date and until the first Tranche Notice Date, the amount per Warrant Share set forth on the face of this Warrant, which is equal to Closing Bid Price for the Common Stock on the Trading Day prior to the Effective Date, and (ii) with respect to the portion of this Warrant that becomes exercisable on any Tranche Notice Date (including the first Tranche Notice Date), an amount per Warrant Share equal to the Closing Bid Price of a share of Common Stock on such Tranche Notice Date.

1.2.2                Number of Shares.  Subject to the Tranche Limitation, the number of Warrant Shares underlying this Warrant and each Warrant Tranche, subject to further adjustment as provided herein, shall be as follows: (i) with respect to the number of shares underlying this Warrant as issued on the Effective Date and until the first Tranche Notice Date, the number of shares set forth on the face of this Warrant, which shall be that number of shares of Common Stock equal to the Maximum Placement multiplied by 35%, with the resulting sum divided by the Closing Bid Price of a share of Common Stock on the Trading Day prior to the Effective Date, and (ii) with respect to the number of shares underlying this Warrant that become exercisable on any Tranche Notice Date including the first Tranche Notice Date, a number of shares equal to the Tranche Purchase Price set forth in the applicable Tranche Notice multiplied by 35%, with the resulting sum divided by the Closing Bid Price of a share of Common Stock on the Tranche Notice Date.  (For example, if the Tranche Purchase Price is $1,000,000 and the Closing Bid Price is $0.50, then the number of Warrant Shares underlying that Warrant Tranche shall be $1,000,000 x 35% = $350,000 divided by $0.50 = 700,000 shares of Common Stock.  (In the foregoing example, following issuance of 700,000 Warrant Shares, the number of shares underlying this Warrant would be decreased by such 700,000 shares.)  On each Tranche Notice Date, the number of Warrant Shares underlying the related Warrant Tranche shall vest and become exercisable, and the aggregate number of Warrant Shares underlying this Warrant that are currently exercisable shall automatically adjust up or down to account for the change in the number of Warrant Shares covered by the new Warrant Tranche and for any Warrant Shares issued upon any prior or simultaneous exercise of this Warrant.  If at any time the Holder reasonably believes that the number of Warrant Shares included in the Registration Statement is not sufficient to cover all exercises under this Warrant, then the Company shall amend such Registration Statement to include the additional number of Warrant Shares that may be required to provide such coverage.

1.3          Cashless Exercise.  Cashless exercise shall not be available with respect to the Warrant.

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1.4           Company’s Failure to Timely Deliver Securities.  If the Company shall fail for any reason or for no reason to credit to the Holder’s balance account with DTC (or, if the Company is not DWAC eligible, if the Company shall fail for any reason or for no reason to have delivered to Investor in certificated form, free of restrictive legend), by 5:00 p.m. Eastern time on the Trading Day following the Exercise Delivery Date, the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, then, in addition to all other remedies available to the Holder, the Company shall pay in cash to the Holder on each day after such Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating Section 1.1.  In addition to the foregoing, if after the Company’s receipt of an Exercise Notice the Company shall fail to timely (pursuant to Section 1.1.3 hereof) credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise hereunder, and the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company, then the Company shall, within one Trading Day after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to credit such Holder’s balance account with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder and to issue such Warrant Shares shall terminate, or (ii) promptly honor its obligation to credit such Holder’s balance account with DTC for the number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise hereunder and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock sold by Holder in satisfaction of its obligations, times (B) the Closing Bid Price on the date of exercise.  Notwithstanding the foregoing, if the Company is not DWAC eligible on the Exercise Delivery Date, and the Warrant Shares are issued in certificated form, the Tranche Closing Date shall be extended by one Trading Day for each Trading Day required for Investor to receive the certificated shares and convert such certificated shares into electronic form.

1.5           Exercise Limitation.  Notwithstanding any other provision, at no time may the Holder (a) exercise this Warrant such that the number of Warrant Shares to be received pursuant to such exercise exceeds 35.0% of the aggregate of all Tranche Purchase Prices under and in connection with all Tranche Notices delivered pursuant to the Purchase Agreement prior to the date of exercise; or (b) exercise this Warrant such that the number of Warrant Shares to be received pursuant to such exercise, aggregated with all other shares of Common Stock or other voting securities of the Company then owned or deemed beneficially owned by the Holder and its affiliates, would result in the Holder and its affiliates owning or being deemed to beneficially own more than 9.99% of the Common Stock or other voting securities of the Company as would be outstanding on the date of exercise, with such ownership percentage determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder (the “Holder Ownership Limit”).  In addition, as of any date, the aggregate number of shares of Common Stock into which this Warrant is exercisable within 61 days, together with all other shares of Common Stock or other voting securities of the Company then owned or deemed beneficially owned by Holder and its affiliates, shall not exceed the Holder Ownership Limit.

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1.6           Activity Restrictions.  For so long as Holder or any of its affiliates holds this Warrant or any Warrant Shares, neither Holder nor any affiliate will:  (i) vote any shares of Common Stock owned or controlled by it, solicit any proxies, or seek to advise or influence any Person with respect to any voting securities of the Company; (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other Person, which would result in owning or beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of the Company, with such ownership percentage determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, including but not limited to, if the Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in the Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any Person, (h) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant  to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (iii) request the Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this Section 1.6.

1.7           Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

1.8           Insufficient Authorized Shares.  If at any time while any portion of this Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of this Warrant at least a number of shares of Common Stock equal to 110% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the portion of the Warrant then outstanding (the “Required Reserve Amount”) (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the portion of the Warrant then outstanding.  Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 90 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock.  In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

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ARTICLE 2
ADJUSTMENT UPON SUBDIVISION OR COMBINATION OF COMMON STOCK

If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased.  If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased.  Any adjustment under this ARTICLE 2 shall become effective at the close of business on the date the subdivision or combination becomes effective.

ARTICLE 3
PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS

3.1           Purchase Rights.  In addition to any adjustments pursuant to ARTICLE 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

3.2           [Reserved].

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3.3           Fundamental Transactions.  The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3.3 pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each Holder of this Warrant in exchange for such Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Required Holders.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.  Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant.  In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction; provided, however, that in the event the Fundamental Transaction involves the issuance of cash or freely tradable securities by an issuer listed on the New York Stock Exchange or the Nasdaq Stock Market, then the ability to exercise this Warrant shall expire on the consummation of that Fundamental Transaction.  Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders.  The provisions of this Section 3.3  shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

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3.4           Purchase of Warrant.  Notwithstanding the foregoing Section 3.3, in the event of a Fundamental Transaction other than one in which the Successor Entity is a Public Successor Entity that assumes this Warrant such that this Warrant shall be exercisable for the publicly traded common stock of such Public Successor Entity, at the request of the Holder delivered before the 90th day after the effective date of such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five (5) Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the value of the remaining unexercised portion of this Warrant on the date of such consummation, which value shall be determined by use of the Black Scholes Option Pricing Model using a volatility equal to the 100 day average historical price volatility prior to the date of the public announcement of such Fundamental Transaction.

ARTICLE 4
NONCIRCUMVENTION

The Company hereby covenants and agrees that the Company will not, by amendment of its certificate or articles of incorporation, articles of association, bylaws, or any other organization documents, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as any portion of this Warrant remains outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, 110% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of this Warrant then outstanding (without regard to any limitations on exercise).

ARTICLE 5
WARRANT HOLDER NOT DEEMED A STOCKHOLDER

Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.  Notwithstanding this ARTICLE 5, the Company shall provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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ARTICLE 6
REISSUANCE OF WARRANTS

6.1           Transfer of Warrant.  If this Warrant is to be transferred in whole or in part, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 6.4), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 6.4) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

6.2           Lost, Stolen or Mutilated Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 6.4) representing the right to purchase the Warrant Shares then underlying this Warrant.

6.3           Exchangeable for Multiple Warrant.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 6.4) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrant for fractional shares of Common Stock shall be given.

6.4           Issuance of New Warrant.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 6.1 or Section 6.3, the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrant issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

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ARTICLE 7
NOTICES

Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 6.2 of the Purchase Agreement.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock as such or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

ARTICLE 8
AMENDMENT AND WAIVER

Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that except as set forth in this Warrant no such action may increase the exercise price of any Warrant or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the Holder.  No such amendment shall be effective to the extent that it applies to less than all of the holders of this Warrant.

ARTICLE 9
GOVERNING LAW

This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

ARTICLE 10
CONSTRUCTION; HEADINGS

This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

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ARTICLE 11
DISPUTE RESOLUTION

In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within 2 Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within 2 Trading Days submit via facsimile (a) the disputed determination of the Exercise Price or arithmetic calculation to an independent, reputable investment bank or independent registered public accounting firm selected by Holder subject to Company’s approval, which may not be unreasonably withheld or delayed, or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent registered public accounting firm.  The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than 3 Trading Days from the time it receives the disputed determinations or calculations.  Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

ARTICLE 12
REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF

The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

ARTICLE 13
DEFINITIONS

For purposes of this Warrant, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings:

13.1         “Bloomberg” means Bloomberg Financial Markets.

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13.2         “Closing Bid Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed, quoted or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and Holder.  If the Company and Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to ARTICLE 11.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

13.3         “Common Stock” means (i) the Company’s shares of Common Stock, par value $0.01 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

13.4         “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

13.5         “DWAC Shares” means all Warrant Shares issued or issuable to Holder or any Affiliate, successor or assign of Holder pursuant to this Warrant, all of which shall be (a) issued in electronic form, (b) freely tradable and without restriction on resale, and (c) timely credited by Company to the specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program or any similar program hereafter adopted by DTC performing substantially the same function, in accordance with instructions issued to and countersigned by the Transfer Agent of the Company.

13.6         “Eligible Market” means the Trading Market, The New York Stock Exchange, Inc., The NASDAQ Global Select Market, The NASDAQ Global Market, The NASDAQ Capital Market, the NYSE Amex or the OTC Bulletin Board, but does not include the Pink Sheets.

13.7         “Fundamental Transaction” has the meaning set forth in the Purchase Agreement.

13.8         “Maximum Placement” has the meaning set forth in the Purchase Agreement.

13.9         “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

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13.10      “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

13.11      “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

13.12      “Public Successor Entity” means a Successor Entity that is a publicly traded corporation whose stock is quoted or listed for trading on an Eligible Market.

13.13      “Required Holders” means the Holders of this Warrant representing at least a majority of shares of Common Stock underlying this Warrant as then outstanding.

13.14      “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

13.15      “Trading Day” means any day on which the Common Stock is traded on an Eligible Market; provided that it shall not include any day on which the Common Stock (a) is suspended from trading, or (b) is scheduled to trade on such exchange or market for less than 5 hours.

13.16      “Trading Market” means the OTC Bulletin Board, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the NYSE Amex, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock, but does not include the Pink Sheets inter-dealer electronic quotation and trading system.

13.17      “Tranche Closing Date” has the meaning set forth in the Purchase Agreement.

13.18      “Tranche Notice” has the meaning set forth in the Purchase Agreement.

13.19      “Tranche Notice Date” has the meaning set forth in the Purchase Agreement.

13.20      “Tranche Purchase Price” has the meaning set forth in the Purchase Agreement.

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IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ZBB ENERGY CORPORATION

By:
Name:
Title:

Warrant Exercise Schedule

Exercise Date	Number of Warrant Shares	Exercise Price Per Share	Aggregate Exercise Price	Dollar Amount Remaining

APPENDIX 1

EXERCISE NOTICE

ZBB ENERGY CORPORATION

The undersigned hereby exercises the right to purchase ________________ shares of Common Stock (“Warrant Shares”) of ZBB Energy Corporation, a Wisconsin corporation (“Company”), evidenced by the attached Warrant to Purchase Common Stock (“Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.  The Holder intends that payment of the Exercise Price shall be made as:

___         Cash Exercise with respect to ____________ Warrant Shares

___         Recourse Note Exercise with respect to ____________ Warrant Shares

Please issue

___	A certificate or certificates representing said shares of Common Stock in the namespecified below and send certificate by overnight courier to the following address.

Name/Address:

___	Said shares in electronic form to the Deposit/Withdrawal at Custodian (DWAC) account with Depository Trust Company (DTC) specified below.

Account Information:

Holder Name

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges the foregoing Exercise Notice and hereby directs Computershare  to issue the above indicated number of shares of Common Stock as specified above, in accordance with the Transfer Agent Instructions dated  ________ from the Company, and acknowledged and agreed to by the transfer agent.

ZBB ENERGY CORPORATION

By:
Name:
Title:

APPENDIX 2

FORM OF NOTE

SECURED PROMISSORY NOTE

$[_____________]	Date: [________], 20[__]

FOR VALUE RECEIVED, [_____________] (“Borrower”) promises to pay to the order of ZBB Energy Corporation (“Lender”), at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, or at such other place as Lender may from time to time designate in writing, the principal sum of $[________], with interest, as follows:

1.           Interest.  The principal balance outstanding from time to time under this Secured Promissory Note (this “Note”), shall bear interest from and after the date hereof at the rate of 2.0% per year.  Interest shall be calculated on a simple interest basis and the number of days elapsed during the period for which interest is being calculated.  Payments of interest will be due on each annual anniversary of the date of this Note; provided that Borrower will not be in default hereunder for failure to make any annual interest payment when due (other than on the Maturity Date) and the amount of interest not paid when due shall be added to the principal balance of this Note and such amount will thereafter accrue interest at the rate set forth above.

2.           Payments.  If not sooner paid, the entire unpaid principal balance, interest thereon and any other charges due and payable under this Note shall be due and payable on the fourth anniversary of the date of this Note (“Maturity Date”); provided, however, that no payments on this Note will be due or payable so long as either (a) Lender is in default under the Securities Purchase Agreement dated June 16, 2010 with Borrower or any Warrant issued pursuant thereto, or any loan agreement or other material agreement entered into between the Company Borrower, or (b) there are any shares of Series A Preferred Stock or Debentures of Lender issued or outstanding (each, a “Non-Payment Event”).  Upon the termination or cure of any Non-Payment Event, Borrower’s obligation to pay amounts outstanding on this Note will immediately be reinstated.  Borrower shall have the right to prepay all or any part of the principal balance of this Note at any time without penalty or premium.  Lender shall be entitled to apply the accrued interest and outstanding principal of this Note toward the redemption of any Debentures or shares of Series A Preferred Stock held by Borrower.  All payments on this Note shall be first applied to interest, then to reduce the outstanding principal balance hereof.

3.           Full Recourse Note.  THIS IS A FULL RECOURSE PROMISSORY NOTE.  Accordingly, notwithstanding that Borrower’s obligations under this Note are secured by the Collateral, in the event of a material default hereunder, Lender shall have full recourse to all the other assets of Borrower.  Moreover, Lender shall not be required to proceed against or exhaust any Collateral, or to pursue any Collateral in any particular order, before Lender pursues any other remedies against Borrower or against any of Borrower’s assets.

4.           Security

a.           Pledge.  As security for the due and prompt payment and performance of all payment obligations under this Note and any modifications, replacements and extensions hereof (collectively, “Secured Obligations”), Borrower hereby pledges and grants a security interest to Lender in all of Borrower’s right, title, and interest in and to all of the following, now owned or hereafter acquired or arising (together the “Collateral”):

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i.           Freely tradable shares of common stock, preferred stock, bonds, notes and/or debentures (collectively, “Pledged Securities”) with a fair market value on the date hereof at least equal to the principal amount of this Note, based upon the trading price of such securities on the OTC Bulletin Board, NASDAQ Capital Market, NASDAQ Global Market, NASDAQ Global Select Market, NYSE Amex, or New York Stock Exchange;

ii.          all rights of Borrower with respect to or arising out of the Pledged Securities, including voting rights, and all equity and debt securities and other property distributed or distributable with respect thereto as a result of merger, consolidation, dissolution, reorganization, recapitalization, stock split, stock dividend, reclassification, exchange, redemption, or other change in capital structure; and

iii.         all proceeds, replacements, substitutions, accessions and increases in any of the Collateral.

b.           Replacement Securities.  So long as any Secured Obligations remain outstanding, in the event that Borrower sells or disposes of any Pledged Securities, Borrower shall promptly provide replacement securities of equal or greater value than such Pledged Securities.

c.           Rights With Respect to Distributions.  So long as no default shall have occurred and be continuing under this Note, Borrower shall be entitled to receive any and all dividends and distributions made with respect to the Pledged Securities and any other Collateral.  However, upon the occurrence and during the continuance of any default, Lender shall have the sole right (unless otherwise agreed by Lender) to receive and retain dividends and distributions and apply them to the outstanding balance of this Note or hold them as Collateral, at Lender’s election.

d.           Voting Rights.  So long as no default shall have occurred and be continuing under this Note, Borrower shall be entitled to exercise all voting rights pertaining to the Pledged Securities and any other Collateral.  However, upon the occurrence and during the continuance of any default, all rights of Borrower to exercise the voting rights that Borrower would otherwise be entitled to exercise with respect to the Collateral shall cease and (unless otherwise agreed by Lender) all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to exercise such rights.

e.           Financing Statement; Further Assurances.  Borrower agrees, concurrently with executing this Note, that Lender may file a UCC-1 financing statement relating to the Collateral in favor of Lender, and any similar financing statements in any jurisdiction in which Lender reasonably determines such filing to be necessary.  Borrower further agrees that at any time and from time to time Borrower shall promptly execute and deliver all further instruments and documents that Lender may request in order to perfect and protect the security interest granted hereby, or to enable Lender to exercise and enforce its rights and remedies with respect to any Collateral following an event of default.  In addition, following an event of default, Borrower shall deliver the Collateral, including original certificates or other instruments representing the Pledged Securities, to Lender to hold as secured party, and Borrower shall, if requested by Lender, execute a securities account control agreement.

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f.           Powers of Lender.  Borrower hereby appoints Lender as Borrower’s true and lawful attorney-in-fact to perform any and all of the following acts, which power is coupled with an interest, is irrevocable until the Secured Obligations are paid and performed in full, and may be exercised from time to time by Lender in its discretion:  To take any action and to execute any instrument which Lender may deem reasonably necessary or desirable to accomplish the purposes of this Section 4(f) and, more broadly, this Note including, without limitation: (i) to exercise voting and consent rights with respect to Collateral in accordance with this Note, (ii) during the continuance of any default hereunder, to receive, endorse and collect all instruments or other forms of payment made payable to Borrower representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Note, (iii) to perform or cause the performance of any obligation of Borrower hereunder in Borrower’s name or otherwise, (iv) during the continuance of any default hereunder, to liquidate any Collateral pledged to Lender hereunder and to apply proceeds thereof to the payment of the Secured Obligations or to place such proceeds into a cash collateral account or to transfer the Collateral into the name of Lender, all at Lender’s sole discretion, (v)  to enter into any extension, reorganization or other agreement relating to or affecting the Collateral, and, in connection therewith, to deposit or surrender control of the Collateral, (vi) to accept other property in exchange for the Collateral, (vii) to make any compromise or settlement Lender deems desirable or proper, and (viii) to execute on Borrower’s behalf and in Borrower’s name any documents required in order to give Lender a continuing first lien upon the Collateral or any part thereof.

5.           Additional Terms

a.           No Waiver.  The acceptance by Lender of payment of a portion of any installment when due or an entire installment but after it is due shall neither cure nor excuse the default caused by the failure of Borrower timely to pay the whole of such installment and shall not constitute a waiver of Lender’s right to require full payment when due of any future or succeeding installments.

b.           Default.  Any one or more of the following shall constitute a “default” under this Note:  (i) a default in the payment when due of any amount hereunder, (ii) Borrower’s refusal to perform any material term, provision or covenant under this Note, (iii) the commencement of any liquidation, receivership, bankruptcy, assignment for the benefit of creditors or other debtor-relief proceeding by or against Borrower, (iv) the transfer by Borrower of any Pledged Securities without being replaced by Pledged Securities in accordance with Section 4(b), and (iv) the levying of any attachment, execution or other process against Borrower, the Collateral or any material portion thereof.

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c.           Default Rights

i.           Upon the occurrence of any payment default Lender may, at its election, declare the entire balance of principal and interest under this Note immediately due and payable.  A delay by Lender in exercising any right of acceleration after a default shall not constitute a waiver of the default or the right of acceleration or any other right or remedy for such default.  The failure by Lender to exercise any right of acceleration as a result of a default shall not constitute a waiver of the right of acceleration or any other right or remedy with respect to any other default, whenever occurring.

ii.           Further, upon the occurrence of any material non-monetary default, following 30 days notice from Lender to Borrower specifying the default and demanded manner of cure for such non-monetary default, Lender shall thereupon and thereafter have any and all of the rights and remedies to which a secured party is entitled after a default under the applicable Uniform Commercial Code, as then in effect.  In addition to Lender’s other rights and remedies, Borrower agrees that, upon the occurrence of default, Lender may in its sole discretion do or cause to be done any one or more of the following:

(a)           Proceed to realize upon the Collateral or any portion thereof as provided by law, and without liability for any diminution in price which may have occurred, sell the Collateral or any part thereof, in such manner, whether at any public or private sale, and whether in one lot as an entirety, or in separate portions, and for such price and other terms and conditions as is commercially reasonable given the nature of the Collateral.

(b)           If notice to Borrower is required, give written notice to Borrower at least ten days before the date of sale of the Collateral or any portion thereof.

(c)           Transfer all or any part of the Collateral into Lender’s name or in the name of its nominee or nominees.

(d)           Vote all or any part of the Collateral (whether or not transferred into the name of Lender ) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto, as though Lender were the outright owner thereof.

iii.           Borrower acknowledges that all or part of foreclosure of the Collateral may be restricted by state or federal securities laws, Lender may be unable to effect a public sale of all or part of the Collateral, that a public sale is or may be impractical and inappropriate and that, in the event of such restrictions, Lender thus may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to its distribution or resale.  Borrower agrees that if reasonably necessary Lender may resort to one or more sales to a single purchaser or a restricted or limited group of purchasers.  Lender shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it.

iv.           If, in the opinion of Lender based upon written advice of counsel, any consent, approval or authorization of any federal, state or other governmental agency or authority should be necessary to effectuate any sale or other disposition of any Collateral, Borrower shall execute all such applications and other instruments as may reasonably be required in connection with securing any such consent, approval or authorization, and will otherwise use its commercially reasonable best efforts to secure the same.

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v.           The rights, privileges, powers and remedies of Lender shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of any of them.  Any waiver, permit, consent or approval of any kind by Lender of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.  Any proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, and the balance of such proceeds shall be applied by Lender toward the payment of the Secured Obligations.

d.           No Oral Waivers or Modifications.  No provision of this Note may be waived or modified orally, but only in a writing signed by Lender and Borrower.

e.           Attorney Fees.  The prevailing party in any action by Lender to collect any amounts due under this Note shall be entitled to recover its reasonable attorneys fees and costs.

f.           Governing Law.  This Note has been executed and delivered in, and is to be construed, enforced, and governed according to the internal laws of, the State of New York without regard to its principles of conflict of laws that would require or permit the application of the laws of any other jurisdiction.

g.           Severability.  Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law.  However, if any provision of this Note shall be held to be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of that provision or the other provisions of this Note.

h.           Entire Agreement.  This Note contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

By:
Name:
Title:

5

Exhibit A-2

Form of Additional Investment Right Exercise Notice

ADDITIONAL INVESTMENT RIGHT EXERCISE NOTICE

ZBB ENERGY CORPORATION

The undersigned (the “Holder”) hereby exercises the right to purchase ______________ shares of Common Stock (“Investment Right Shares”) of ZBB Energy Corporation, a Wisconsin corporation (“Company”), pursuant to the Additional Investment Right contained in the Securities Purchase Agreement dated June 16, 2010, by and among the Company and the investor referred to therein (the “Purchase Agreement”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.  The Holder intends that payment for the Investment Right Shares shall be made as:

___         Cash Exercise with respect to ____________ Investment Right Shares

___         Recourse Note Exercise with respect to ____________ Investment Right Shares

Please issue

___	A certificate or certificates representing said shares of Common Stock in the namespecified below and send certificate by overnight courier to the following address.

Name/Address:

___	Said shares in electronic form to the Deposit/Withdrawal at Custodian (DWAC) account with Depository Trust Company (DTC) specified below.

Account Information:

Holder Name

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges the foregoing Additional Investment Right Exercise Notice and hereby directs Computershare  to issue the above indicated number of shares of Common Stock as specified above, in accordance with the Transfer Agent Instructions dated [_________] from the Company, and acknowledged and agreed to by the transfer agent.

ZBB ENERGY CORPORATION

By:
Name:
Title:

Exhibit A-3

Form of Additional Investment Right Promissory Note

SECURED PROMISSORY NOTE

$[_____________]	Date: [________], 20[__]

FOR VALUE RECEIVED, [_____________] (“Borrower”) promises to pay to the order of ZBB Energy Corporation (“Lender”), at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, or at such other place as Lender may from time to time designate in writing, the principal sum of $[________], with interest, as follows.  This Secured Promissory Note is being issued in connection with exercise of the Additional Investment Right contained in the Securities Purchase Agreement dated June 16, 2010, by and among the Lender and the investor referred to therein (the “Purchase Agreement”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

1.           Interest.  The principal balance outstanding from time to time under this Secured Promissory Note (this “Note”), shall bear interest from and after the date hereof at the rate of 2.0% per year.  Interest shall be calculated on a simple interest basis and the number of days elapsed during the period for which interest is being calculated.  Payments of interest will be due on each annual anniversary of the date of this Note; provided that Borrower will not be in default hereunder for failure to make any annual interest payment when due (other than on the Maturity Date) and the amount of interest not paid when due shall be added to the principal balance of this Note and such amount will thereafter accrue interest at the rate set forth above.

2.           Payments.  If not sooner paid, the entire unpaid principal balance, interest thereon and any other charges due and payable under this Note shall be due and payable on the fourth anniversary of the date of this Note (“Maturity Date”); provided, however, that no payments on this Note will be due or payable so long as either (a) Lender is in default under the Securities Purchase Agreement dated June 16, 2010 with Borrower or any Warrant issued pursuant thereto, or any loan agreement or other material agreement entered into between the Company and  Borrower, or (b) there are any shares of Series A Preferred Stock or Debentures of Lender issued or outstanding (each, a “Non-Payment Event”).  Upon the termination or cure of any Non-Payment Event, Borrower’s obligation to pay amounts outstanding on this Note will immediately be reinstated.  Borrower shall have the right to prepay all or any part of the principal balance of this Note at any time without penalty or premium.  Lender shall be entitled to apply the accrued interest and outstanding principal of this Note toward the redemption of any Debentures or shares of Series A Preferred Stock held by Borrower.  All payments on this Note shall be first applied to interest, then to reduce the outstanding principal balance hereof.

3.           Full Recourse Note.  THIS IS A FULL RECOURSE PROMISSORY NOTE.  Accordingly, notwithstanding that Borrower’s obligations under this Note are secured by the Collateral, in the event of a material default hereunder, Lender shall have full recourse to all the other assets of Borrower.  Moreover, Lender shall not be required to proceed against or exhaust any Collateral, or to pursue any Collateral in any particular order, before Lender pursues any other remedies against Borrower or against any of Borrower’s assets.

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4.           Security

a.           Pledge.  As security for the due and prompt payment and performance of all payment obligations under this Note and any modifications, replacements and extensions hereof (collectively, “Secured Obligations”), Borrower hereby pledges and grants a security interest to Lender in all of Borrower’s right, title, and interest in and to all of the following, now owned or hereafter acquired or arising (together the “Collateral”):

i.           Freely tradable shares of common stock, preferred stock, bonds, notes and/or debentures (collectively, “Pledged Securities”) with a fair market value on the date hereof at least equal to the principal amount of this Note, based upon the trading price of such securities on the OTC Bulletin Board, NASDAQ Capital Market, NASDAQ Global Market, NASDAQ Global Select Market, NYSE Amex, or New York Stock Exchange;

ii.          all rights of Borrower with respect to or arising out of the Pledged Securities, including voting rights, and all equity and debt securities and other property distributed or distributable with respect thereto as a result of merger, consolidation, dissolution, reorganization, recapitalization, stock split, stock dividend, reclassification, exchange, redemption, or other change in capital structure; and

iii.         all proceeds, replacements, substitutions, accessions and increases in any of the Collateral.

b.           Replacement Securities.  So long as any Secured Obligations remain outstanding, in the event that Borrower sells or disposes of any Pledged Securities, Borrower shall promptly provide replacement securities of equal or greater value than such Pledged Securities.

c.           Rights With Respect to Distributions.  So long as no default shall have occurred and be continuing under this Note, Borrower shall be entitled to receive any and all dividends and distributions made with respect to the Pledged Securities and any other Collateral.  However, upon the occurrence and during the continuance of any default, Lender shall have the sole right (unless otherwise agreed by Lender) to receive and retain dividends and distributions and apply them to the outstanding balance of this Note or hold them as Collateral, at Lender’s election.

d.           Voting Rights.  So long as no default shall have occurred and be continuing under this Note, Borrower shall be entitled to exercise all voting rights pertaining to the Pledged Securities and any other Collateral.  However, upon the occurrence and during the continuance of any default, all rights of Borrower to exercise the voting rights that Borrower would otherwise be entitled to exercise with respect to the Collateral shall cease and (unless otherwise agreed by Lender) all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to exercise such rights.

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e.           Financing Statement; Further Assurances.  Borrower agrees, concurrently with executing this Note, that Lender may file a UCC-1 financing statement relating to the Collateral in favor of Lender, and any similar financing statements in any jurisdiction in which Lender reasonably determines such filing to be necessary.  Borrower further agrees that at any time and from time to time Borrower shall promptly execute and deliver all further instruments and documents that Lender may request in order to perfect and protect the security interest granted hereby, or to enable Lender to exercise and enforce its rights and remedies with respect to any Collateral following an event of default.  In addition, following an event of default, Borrower shall deliver the Collateral, including original certificates or other instruments representing the Pledged Securities, to Lender to hold as secured party, and Borrower shall, if requested by Lender, execute a securities account control agreement.

f.           Powers of Lender.  Borrower hereby appoints Lender as Borrower’s true and lawful attorney-in-fact to perform any and all of the following acts, which power is coupled with an interest, is irrevocable until the Secured Obligations are paid and performed in full, and may be exercised from time to time by Lender in its discretion:  To take any action and to execute any instrument which Lender may deem reasonably necessary or desirable to accomplish the purposes of this Section 4(f) and, more broadly, this Note including, without limitation: (i) to exercise voting and consent rights with respect to Collateral in accordance with this Note, (ii) during the continuance of any default hereunder, to receive, endorse and collect all instruments or other forms of payment made payable to Borrower representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Note, (iii) to perform or cause the performance of any obligation of Borrower hereunder in Borrower’s name or otherwise, (iv) during the continuance of any default hereunder, to liquidate any Collateral pledged to Lender hereunder and to apply proceeds thereof to the payment of the Secured Obligations or to place such proceeds into a cash collateral account or to transfer the Collateral into the name of Lender, all at Lender’s sole discretion, (v)  to enter into any extension, reorganization or other agreement relating to or affecting the Collateral, and, in connection therewith, to deposit or surrender control of the Collateral, (vi) to accept other property in exchange for the Collateral, (vii) to make any compromise or settlement Lender deems desirable or proper, and (viii) to execute on Borrower’s behalf and in Borrower’s name any documents required in order to give Lender a continuing first lien upon the Collateral or any part thereof.

5.           Additional Terms

a.           No Waiver.  The acceptance by Lender of payment of a portion of any installment when due or an entire installment but after it is due shall neither cure nor excuse the default caused by the failure of Borrower timely to pay the whole of such installment and shall not constitute a waiver of Lender’s right to require full payment when due of any future or succeeding installments.

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b.           Default.  Any one or more of the following shall constitute a “default” under this Note:  (i) a default in the payment when due of any amount hereunder, (ii) Borrower’s refusal to perform any material term, provision or covenant under this Note, (iii) the commencement of any liquidation, receivership, bankruptcy, assignment for the benefit of creditors or other debtor-relief proceeding by or against Borrower, (iv) the transfer by Borrower of any Pledged Securities without being replaced by Pledged Securities in accordance with Section 4(b), and (iv) the levying of any attachment, execution or other process against Borrower, the Collateral or any material portion thereof.

c.           Default Rights

i.           Upon the occurrence of any payment default Lender may, at its election, declare the entire balance of principal and interest under this Note immediately due and payable.  A delay by Lender in exercising any right of acceleration after a default shall not constitute a waiver of the default or the right of acceleration or any other right or remedy for such default.  The failure by Lender to exercise any right of acceleration as a result of a default shall not constitute a waiver of the right of acceleration or any other right or remedy with respect to any other default, whenever occurring.

ii.          Further, upon the occurrence of any material non-monetary default, following 30 days notice from Lender to Borrower specifying the default and demanded manner of cure for such non-monetary default, Lender shall thereupon and thereafter have any and all of the rights and remedies to which a secured party is entitled after a default under the applicable Uniform Commercial Code, as then in effect.  In addition to Lender’s other rights and remedies, Borrower agrees that, upon the occurrence of default, Lender may in its sole discretion do or cause to be done any one or more of the following:

(a)           Proceed to realize upon the Collateral or any portion thereof as provided by law, and without liability for any diminution in price which may have occurred, sell the Collateral or any part thereof, in such manner, whether at any public or private sale, and whether in one lot as an entirety, or in separate portions, and for such price and other terms and conditions as is commercially reasonable given the nature of the Collateral.

(b)           If notice to Borrower is required, give written notice to Borrower at least ten days before the date of sale of the Collateral or any portion thereof.

(c)           Transfer all or any part of the Collateral into Lender’s name or in the name of its nominee or nominees.

(d)           Vote all or any part of the Collateral (whether or not transferred into the name of Lender ) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto, as though Lender were the outright owner thereof.

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iii.         Borrower acknowledges that all or part of foreclosure of the Collateral may be restricted by state or federal securities laws, Lender may be unable to effect a public sale of all or part of the Collateral, that a public sale is or may be impractical and inappropriate and that, in the event of such restrictions, Lender thus may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to its distribution or resale.  Borrower agrees that if reasonably necessary Lender may resort to one or more sales to a single purchaser or a restricted or limited group of purchasers.  Lender shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it.

iv.         If, in the opinion of Lender based upon written advice of counsel, any consent, approval or authorization of any federal, state or other governmental agency or authority should be necessary to effectuate any sale or other disposition of any Collateral, Borrower shall execute all such applications and other instruments as may reasonably be required in connection with securing any such consent, approval or authorization, and will otherwise use its commercially reasonable best efforts to secure the same.

v.          The rights, privileges, powers and remedies of Lender shall be cumulative, and no single or partial exercise of any of them shall preclude the further or other exercise of any of them.  Any waiver, permit, consent or approval of any kind by Lender of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.  Any proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, and the balance of such proceeds shall be applied by Lender toward the payment of the Secured Obligations.

i.            No Oral Waivers or Modifications.  No provision of this Note may be waived or modified orally, but only in a writing signed by Lender and Borrower.

j.            Attorney Fees.  The prevailing party in any action by Lender to collect any amounts due under this Note shall be entitled to recover its reasonable attorneys fees and costs.

k.           Governing Law.  This Note has been executed and delivered in, and is to be construed, enforced, and governed according to the internal laws of, the State of New York without regard to its principles of conflict of laws that would require or permit the application of the laws of any other jurisdiction.

l.            Severability.  Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law.  However, if any provision of this Note shall be held to be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of that provision or the other provisions of this Note.

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m.          Entire Agreement.  This Note contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

By:
Name:
Title:

6

Exhibit A-4

Form of Redeemable Subordinated Debenture

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Debenture No. 2010-[ ]	Issuance Date: [ ], 2010
$[                    ]

ZBB Energy Corporation
10% Redeemable Subordinated Debenture
Due [__________], 2060

Registered Debentureholder:
Socius CG II, Ltd., a Bermuda exempted company

ZBB Energy Corporation, a Wisconsin corporation (the “Company”), for value received, hereby promises to pay to the registered holder hereof (the “Debentureholder”), the principal sum stated above plus accrued interest thereon, on the 50th anniversary of the issuance date set forth above (the “Maturity Date”), upon presentation and surrender of this Debenture at the principal corporate office of the Company, or at such other place as the Debentureholder may designate, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.  This debenture is being issued pursuant to the Securities Purchase Agreement between the Company and the Debentureholder dated June 16, 2010 (the “SPA”).

Interest will accrue on a daily basis on the outstanding principal amount of this Debenture from and including the date hereof at the rate equal to 10.0% per annum, for the actual number of days elapsed, and shall be payable on the Maturity Date or at such earlier time that payment of the entire principal sum has been made or duly provided for.

1.           General.

a.           No Registration.  The Debentureholder understands that: (i) this Debenture has not been registered under the Securities Act of 1933, as amended (the “Act”), or any other federal or state law governing the issuance or transfer of securities (herein collectively called the “securities laws”), (ii) the securities laws impose substantial restrictions upon the transfer of any interest in this Debenture, and (iii) the Company is not obligated to register this Debenture or the securities acquired upon conversion of this Debenture under the securities laws or otherwise take any action to facilitate or make possible any transfer of any interest in this Debenture.

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b.           Mutilated, Destroyed, Lost and Stolen Debentures.  If (i) any mutilated Debenture is surrendered to the Company or the Company receives evidence to its satisfaction of the destruction, loss or theft of any Debenture, and (ii) there is delivered to the Company such security or indemnity as may be required by the Company to save the Company harmless, then the Company shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding.  Every new Debenture issued pursuant to this Section 1(b) in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits hereof equally and proportionately with any and all other Debentures duly issued.  The provisions of this Section 1(b) are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

c.           Payment of Interest; Interest Rights Preserved.  Interest on this Debenture which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the business day immediately prior to such payment date.  Each Debenture delivered for transfer or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

d.           Persons Deemed Owners.  The Company, and any agent of the Company, may treat the person in whose name this Debenture is registered as the owner of this Debenture for the purpose of receiving payment of principal and, subject to Section 1(c), interest on this Debenture and for all other purposes whatsoever, whether or not this Debenture be overdue, and neither the Company nor any agent of the Company shall be affected by notice to the contrary.

e.           Cancellation.  This Debenture when surrendered for payment, redemption, transfer, exchange or conversion shall be delivered to the Debenture registrar for cancellation. The Company may at any time deliver to the Debenture registrar for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Debenture registrar. No Debentures shall be issued in lieu of or in exchange for any Debentures cancelled as provided in this Section 1(e), except as expressly permitted. All cancelled Debentures held by the Debenture registrar shall be disposed of as directed by the Company.

2.           Conversion.

a.           Automatic Conversion to Preferred Stock.

(i)           Automatic Conversion.  Immediately upon the authorization of shares of Series A Preferred Stock of the Company, $0.01 par value per share (“Preferred Stock”), in accordance with a Certificate of Designations in a form mutually agreed between the Company and the Debentureholder prior to the issuance of this Debenture, the entire face amount of this Debenture shall automatically convert into fully paid and nonassessable shares of Preferred Stock.  The number of shares of Preferred Stock issuable upon any conversion of this Debenture at any given time shall be determined by dividing the principal amount of this Debenture, together with any accrued but unpaid interest thereon, by $10,000.00.

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(ii)          No Registration.  The Debentureholder, by purchasing this Debenture, understands that the Preferred Stock to be issued pursuant to the conversion rights granted hereunder shall not have been registered under the Act, nor is it the intent of the Company to so register said Preferred Stock and that, to the extent required by applicable law, the certificates evidencing said Preferred Stock shall bear a legend indicating that said shares are “restricted securities” within the meaning of Rule 144 under the Act.

(iii)         Restrictions on Transfer.  The Debentureholder further understands that until and unless said Preferred Stock is registered under the Act, the Act may be construed to prohibit any public sale or transfer of any of the Preferred Stock unless such public sale or transfer is effected in compliance with all applicable laws.

b.           Fundamental Change.

(i)           Conditional Conversion Election.  For purposes of this Debenture, a “Fundamental Change” shall be deemed to have occurred if there shall be: (A) any consolidation to which the Company shall be a party, (B) any merger in which the Company shall not survive, (C) any merger in which the Common Stock outstanding immediately prior to such merger shall be exchanged for or converted into any cash, securities or other property, (D) any complete liquidation of the Company or (E) any partial liquidation of the Company for which the approval of the holders of Common Stock is required or which is involuntary.  In connection with any Fundamental Change, other than a merger of the Company for the purpose of reincorporation in another jurisdiction without a material change in stock ownership, the Debentureholder shall have the right at any time before the consummation of the Fundamental Change to make a conditional election to convert all or such portion of this Debenture as the Debentureholder shall desire into Preferred Stock if the Fundamental Change is consummated and to participate therein as if the Debentureholder had held such Preferred Stock on the date as of which the holders of Preferred Stock entitled to participate therein shall be selected, but not to convert this Debenture if the Fundamental Change is not consummated. This Debenture converted pursuant to any conditional election made pursuant to rights granted in this Section 2(b)(i) shall be deemed to have been converted on the record date (or if there be no record date, the point in time) used to determine the holders of Common Stock entitled to participate in the Fundamental Change or other event giving rise to such conditional election.

(ii)           Fundamental Change Adjustment.  As a condition to the consummation of any Fundamental Change, lawful and adequate provision shall be made whereby the Debentureholder, if such Debentureholder shall not make a conditional conversion election pursuant to Section 2(b)(i) , will immediately after the consummation of such Fundamental Change have the right to convert this Debenture into such shares of stock, securities or assets which such Debentureholder could have received in such Fundamental Change if such Debentureholder had made a conditional conversion of this Debenture pursuant to Section 2(b)(i) . In each such case appropriate provision will be made with respect to such Debentureholder’s rights and interests to the end that the provisions of Section 2 shall thereafter be applicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of this Debenture to provide such Debentureholder with protections after such Fundamental Change substantially equivalent to the protections provided by Section 2 prior to such Fundamental Change.

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3.           Subordination.

a.           Extent of Subordination.  The indebtedness evidenced by this Debenture shall be subordinate in right of payment to any given Senior Obligation (as defined below) in the manner and to the extent provided (i) in this Section 3 and (ii) in any written commitment which the Company may at any time make in good faith with respect to the given Senior Obligation.  Without limiting by implication the generality of the preceding sentence, the Company shall have the right to enter into commitments with respect to any given Senior Obligation (either at the time such Senior Obligation shall be incurred or at any time thereafter) which may preclude the Company from making payments on this Debenture until all amounts on the Senior Obligation are satisfied or impose other restrictions on the payment of this Debenture and all other persons interested in this Debenture to the extent provided in such commitment, provided that such commitment shall be made in good faith.

b.           Senior Obligations.  Any obligation of any kind that the Company may at any time have (including, but not limited to, any obligation for borrowed money, any contractual obligation, any guarantee of any kind, and any other contingent obligation) shall be deemed to be a “Senior Obligation” unless the terms governing such obligation expressly provide that such obligation should not be deemed a “Senior Obligation” for purposes of this Debenture.

c.           Reorganization Distribution.  If any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, is made to creditors upon any total liquidation of the Company, whether voluntary or involuntary, or upon any liquidation or reorganization of the Company in bankruptcy, insolvency, receivership or other proceedings, then all amounts due upon all Senior Obligations owed by the Company shall first be paid in full or payment thereof duly provided for before the Debentureholder is entitled to receive or retain any assets so paid or distributed in respect hereof; and upon such liquidation or reorganization any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Debentureholder would be entitled except for these provisions shall be paid by the Company, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of Senior Obligations (pro rata on the basis of the respective amounts of the Senior Obligations held by such holders or their representatives), until all such Senior Obligations are paid in full, in money or money’s worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations, before any payment or distribution is made to the Debentureholder. If any holder of any Senior Obligation receives any payment or distribution which, except for the provisions of this Section 3(c), would have been payable or deliverable with respect to this Debenture, the Debentureholder shall be subrogated to the rights of the holder of such Senior Obligation against the Company to the extent of the amount so paid.

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d.           Rights Reserved.  The provisions of this Section 3 are for the purpose of defining the relative rights of the holders of Senior Obligations on the one hand and the holder of this Debenture on the other hand.  Nothing herein shall impair the Company’s obligation to the holder of this Debenture to pay to such Debentureholder principal and interest in accordance with the terms of this Debenture.  An amount shall be deemed “past due” for the purpose of this Debenture if it shall not be paid when its payment would have been due if this Section 3 had not been applicable.  No provision of this Section 3 shall be construed to prevent the holder of this Debenture from exercising all remedies otherwise available under the terms of this Debenture or under applicable law upon the occurrence of Default (including, but not limited to, acceleration of the maturity of principal owed on this Debenture), no portion of the amounts owed on this Debenture shall be paid by the Company until and unless such payment shall be permitted under this Section 3 and any commitment made in accordance with clause (a) of this Section 3.  Nothing in this Section 3 shall prevent conversion at any time of all or any part of the principal balance of this Debenture into Common Stock.

4.           Remedies.

a.           Events of Default.  A “Default” shall be deemed to exist for purposes of this Debenture so long as:

(i)           any interest owed shall be past due and shall have been past due for 30 days; or

(ii)           the principal owed on this Debenture shall be past due; or

(iii)          the Company shall be in breach of any other covenant, agreement or warranty of the Company in this Debenture, and such breach shall have continued for at least 30 days after there has been given to the Chief Financial Officer or Treasurer of the Company, by the Debentureholder, a written notice specifying such breach and requiring it to be remedied and stating that such notice is a “notice of default” hereunder; or

(iv)         a decree or order by a court having jurisdiction in the premises shall have been entered adjudicating the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable Federal or state law, and such decree or order shall have been in effect for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of any property of the Company or for the winding up or liquidation of its affairs shall be in effect and shall have been in effect for a period of 60 days; or

(v)          the Company or any subsidiary shall have instituted proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall have filed a petition or answer or consent seeking reorganization under the Federal Bankruptcy Code or any other applicable Federal or state law, or shall have consented to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall have made an assignment for the benefit of creditors, or shall have admitted in writing its inability to pay its debts generally as they become due, or corporate action shall be taken by the Company or any subsidiary in furtherance of any of the aforesaid purposes.

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A default shall be deemed to exist whenever prescribed by the terms of this Section 4(a) regardless of whether such Default shall be voluntary or involuntary or shall result from compliance with any legal requirement or any other circumstance of any kind.

b.           Acceleration of Maturity.  Whenever a Default exists, the Debentureholder may declare the principal of this Debenture to be due and payable immediately, by a notice in writing to the Chief Financial Officer or Treasurer of the Company, and upon any such declaration such principal (subject to the provisions of Section 3) shall become immediately due and payable.

c.           Collection of Indebtedness and Suits for Enforcement.  The Company covenants that if the principal or interest shall become past due, the Company shall pay interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by this Debenture and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Debentureholder. If the Company fails to pay such amount forthwith upon such demand, the Debentureholder may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debenture and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debenture, wherever situated.

d.           Unconditional Right of Debentureholder to Received Principal and Interest.  Notwithstanding any other provision in this Debenture (with the exception of the subordination provisions contained in Section 3), the Debentureholder shall have the right (except as otherwise provided in Section 3) which is absolute and unconditional to receive payment of the principal of and, subject to Section 1(c), interest on the stated maturity (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the Debentureholder.

e.           Rights and Remedies Cumulative.   No right or remedy herein conferred upon or reserved to the Debentureholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment or any other appropriate right or remedy.

f.           Governing Law; Dispute Resolution.  This Debenture shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Debenture shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

g.           Delay or Omission Not Waiver.  No delay or omission of any Debentureholder to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein.  Every right and remedy given by this Debenture or by law to the Debentureholder may be exercised from time to time, and as often as may be deemed expedient, by the Debentureholder.

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h.           Undertaking for Costs. The parties to this Debenture agree that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Debenture, an undertaking of any party litigant to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

i.           Waiver of Stay or Extension Laws.  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Debenture, and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted, but will suffer and permit the execution of every such power as though no such law had been enacted.

5.           Redemption.

a.           Corporation’s Redemption Option.  Upon or after the fourth anniversary of the initial Issuance Date, the Corporation shall have the right, at the Corporation’s option, to redeem all or a portion of the Debentures, at a price per share (the “Debenture Redemption Price”) equal to 100% of the Debenture Liquidation Value, plus accrued interest thereon.

b.           Early Redemption.  Prior to redemption pursuant to Section 5(a) hereof, the Corporation shall have the right, at the Corporation’s option, to redeem all or a portion of the Debentures, at a price per share equal to: (i) 127% of the Debenture Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial Issuance Date, (ii) 118% of the Debenture Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial Issuance Date, and (iii) 109% of the Debenture Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial Issuance Date.

c.           Mandatory Redemption.  If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation shall redeem the Debentures at the Debenture Redemption Price (plus the premium for early redemption pursuant to Section 5(b) hereof if applicable).

d.           Mechanics of Redemption.  If the Corporation elects to redeem any of the Debenture then outstanding, it shall do so by delivering written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Corporation”) to each Holder, which Notice of Redemption at Option of Corporation shall indicate (A) the number of Debenture that the Corporation is electing to redeem and (B) the Corporation Redemption Price (plus the premium for early redemption pursuant to Section 5(b) if applicable).

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e.           Payment of Redemption Price.  Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder shall promptly submit to the Corporation such Holder’s Debentures.  Upon receipt of such Holder’s Debentures, the Corporation shall pay the Debenture Redemption Price (plus the premium for early redemption pursuant to Section 5(b) if applicable), to such Holder, at the Corporation’s option either (i) in cash, or (ii) by offset against any outstanding note payable from Holder to the Corporation that was issued by Holder in connection with the exercise of the additional purchase right under the SPA or warrants issued in connection therewith by such Holder.

f.           Payment Date.  For purposes of this Debenture, the “Payment Date” shall be the later of the Redemption Date or the time this Debenture shall be surrendered to the Company.  If this Debenture shall not be paid upon the Payment Date, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by this Debenture.  In the event of redemption by the Company, the Company hereby retains a right to offset against the amount to be paid by the Company to the Debentureholder upon such redemption any amounts owed to the Company by the Debentureholder as of the Payment Date notwithstanding the manner in which such debt of the Debentureholder to the Company may have been incurred.

g.           Cancellation of Redeemed Debenture.  When and if this Debenture is redeemed and paid under the provisions of this Section 5, this Debenture shall forthwith be cancelled by the Company.

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IN WITNESS WHEREOF, ZBB Energy Corporation has caused this Debenture to be signed in its name by the signature of its President and attested by the signature of its Secretary.

ZBB ENERGY CORPORATION

By:

ATTEST:

By:

Exhibit B

Certificate of Designations

ZBB ENERGY CORPORATION

CERTIFICATE OF DESIGNATION
OF PREFERENCES, RIGHTS AND LIMITATIONS
OF
SERIES A PREFERRED STOCK

Pursuant to Sections 180.1002 and 180.0602 of the Wisconsin Business Corporation Law

The undersigned hereby certifies that:

1.           He is the [________] of ZBB Energy Corporation, a Wisconsin corporation (the “Corporation”).

2.           The Corporation is authorized to issue [________] shares of preferred stock, of which [________] shares have been designated as Series A Preferred Stock, with no shares of preferred stock currently issued or outstanding.

3.           Pursuant to the authority granted to and vested in the Board of Directors in accordance with the Articles of Incorporation of the Corporation, as amended, the following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Articles of Incorporation of the Corporation provide for a class of its authorized stock known as preferred stock, comprised of [________] shares, $0.01 par value per share (the Preferred Stock”), issuable from time to time in one or more series; and

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of Preferred Stock, which shall consist of up to 2000 shares of the Preferred Stock which the Corporation has the authority to issue, with face value of $10,000.00 per share, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

TERMS OF PREFERRED STOCK

1.           Designations, Amount and Par Value.  The series of Preferred Stock shall be designated as the Corporation’s Series A Preferred Stock (the “Series A Preferred Stock”) and the number of shares so designated shall be 2000 (which shall not be subject to increase without any consent of the holders of the Series A  Preferred Stock (each a “Holder” and collectively, the “Holders”) that may be required by applicable law.  Each share of Series A Preferred Stock shall have a par value of $0.01 per share.

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2.           Ranking and Voting.

a.           Ranking.  The Series A Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Corporation’s common stock, par value $0.01 per share (“Common Stock”), and any other class or series of preferred stock of the Corporation except as set forth in clause (ii) below (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Preferred Stock, the “Junior Securities”); and (ii) junior to all existing and future indebtedness of the Corporation (the “Senior Securities”).

b.           Voting.  Except as required by applicable law or as set forth herein, the holders of shares of Series A Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

3.           Dividends and Other Distributions.  Commencing on the date of the issuance of any such shares of Series A Preferred Stock (each respectively an “Issuance Date”), Holders of Series A Preferred Stock shall be entitled to receive annual dividends on each outstanding share of Series A Preferred Stock (“Dividends”), which shall accrue in shares of Series A Preferred Stock at a rate equal to 10.0% per annum from the Issuance Date.  Accrued Dividends shall be payable upon redemption of the Series A Preferred Stock in accordance with Section 6.

a.           Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section 4 shall be made based on a 365-day year and on the number of days actually elapsed during the applicable period, compounded annually.

b.           So long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Junior Securities.  The Common Stock shall not be redeemed while the Series A Preferred Stock is outstanding.

4.           Protective Provisions.  So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative approval of the Holders of a majority of the shares of the Series A Preferred Stock then outstanding (voting as a class), (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designations, (b) authorize or create any class of stock ranking as to distribution of assets upon a liquidation senior to or otherwise pari passu with the Series A Preferred Stock, (c) amend its certificate or articles of incorporation, articles of association, or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock, (e) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (f) enter into any agreement with respect to the foregoing.

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c.           A “Deemed Liquidation Event” shall mean:  (i) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (ii) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

5.           Liquidation.

a.           Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, and after payment or provision for any liquidation preferences to the Senior Securities, before any distribution or payment shall be made to the holders of any Junior Securities by reason of their ownership thereof, the Holders of Series A Preferred Stock shall first be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each outstanding share of Series A Preferred Stock equal to $10,000.00 (the “Original Series A Issue Price”), plus any accrued but unpaid Dividends thereon (collectively, the “Series A Liquidation Value”).  If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series A Preferred Stock are not paid in full, the holders of shares of Series A Preferred Stock shall share equally and ratably in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled.

b.           After payment has been made to the Holders of the Series A Preferred Stock of the full amount of the Series A Liquidation Value, any remaining assets of the Corporation shall be distributed among the holders of the Junior Securities in accordance with the Corporation’s Articles of Incorporation (including all Certificates of Designations).

c.           If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be insufficient to make payment in full to all Holders, then such assets shall be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

6.           Redemption.

a.           Corporation’s Redemption Option.  Upon or after the fourth anniversary of the initial Issuance Date of any shares of Series A Preferred Stock, or if such shares were issued upon conversion of the Company’s 10% Redeemable Subordinated Debentures the initial issuance of such Debentures (whichever such initial issuance date applies, the “Deemed Issuance Date”), the Corporation shall have the right, at the Corporation’s option, to redeem all or a portion of the shares of Series A Preferred Stock, at a price per share (the “Corporation Redemption Price”) equal to 100% of the Series A Liquidation Value.

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b.           Early Redemption.  Prior to redemption pursuant to Section 6(a) hereof, the Corporation shall have the right, at the Corporation’s option, to redeem all or a portion of the shares of Series A Preferred Stock, at a price per share equal to: (i) 127% of the Series A Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the Deemed Issuance Date, (ii) 118% of the Series A Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the Deemed Issuance Date, and (iii) 109% of the Series A Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the Deemed Issuance Date.

c.           Mandatory Redemption.  If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation shall redeem the Series A Preferred Stock at the Corporation Redemption Price (plus the premium for early redemption pursuant to Section 6(b) hereof if applicable).

d.           Mechanics of Redemption.  If the Corporation elects to redeem any of the Holders’ Series A Preferred Stock then outstanding, it shall do so by delivering written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Corporation”) to each Holder, which Notice of Redemption at Option of Corporation shall indicate (A) the number of shares of Series A Preferred Stock that the Corporation is electing to redeem and (B) the Corporation Redemption Price (plus the premium for early redemption pursuant to Section 6(b) if applicable).

e.           Payment of Redemption Price.  Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder shall promptly submit to the Corporation such Holder’s Series A Preferred Stock certificates.  Upon receipt of such Holder’s Series A Preferred Stock certificates, the Corporation shall pay the Corporation Redemption Price (plus the premium for early redemption pursuant to Section 6(b) if applicable), to such Holder, at the Corporation’s option either (i) in cash, or (ii) by offset against any outstanding note payable from Holder to the Corporation that was issued by Holder in connection with the purchase of the Corporation’s Common Stock (including upon exercise of warrants) by such Holder.

7.           Transferability. The Series A Preferred Stock may only be sold, transferred, assigned, pledged or otherwise disposed of (“Transfer”) in accordance with state and federal securities laws.  The Corporation shall keep at its principal office, or at the offices of the transfer agent, a register of the Series A Preferred Stock.  In connection with any such Transfer, upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, shall execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate.  Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the Holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

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8.           Miscellaneous.

a.           Notices.  Any and all notices to the Corporation shall be addressed to the Corporation’s President or Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Wisconsin.  Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 8 prior to 5:30 p.m. Eastern time, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b.           Lost or Mutilated Preferred Stock Certificate.  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own indemnity agreement shall be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation shall, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

c.           Headings.  The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

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RESOLVED, FURTHER, that the chairman, chief executive officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designations of Preferences, Rights and Limitations of Series A Preferred Stock in accordance with the foregoing resolution and the provisions of Wisconsin law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations this ___ day of [            ], 2010.

By:
Name:
Title:

This document was drafted by:

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Exhibit C

Transfer Agent Instructions

[Date]

Computershare
2 North LaSalle Street
Chicago, Illinois 60602

Re:  ZBB Energy Corporation

Ladies and Gentlemen:

In accordance with the Securities Purchase Agreement (“Purchase Agreement”), dated June 16, 2010, by and between ZBB Energy Corporation, a Wisconsin corporation (the “Company”), and Socius CG II, Ltd., a Bermuda exempted company (the “Buyer”), pursuant to which Company may issue and deliver shares of common stock of the Company, par value $0.01 per share (“Common Stock”), in payment of the Commitment Fee payable thereunder (the “Commitment Fee Shares”), a warrant (the “Warrant”) to purchase additional shares of Common Stock (the “Warrant Shares”), and shares of common stock upon exercise of Additional Investment Rights contained therein (the “Investment Right Shares” and, together with the Commitment Fee Shares and Warrant Shares, collectively, the “Common Shares”), this shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Commitment Fee Shares and, in the event the holder of the Warrant elects or has elected to exercise all or any portion of the Warrant, from time to time, upon surrender to you of a notice of exercise of the Warrant, the Warrant Shares. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

Specifically, this shall constitute an irrevocable instruction to you to process any notice of exercise of the Warrant in accordance with the terms of these instructions as soon as practicable. Upon your receipt of a copy of the executed notice of exercise of the Warrant, you shall use your best efforts to, within one (1) Trading Day following the date of receipt of the notice of exercise, (A) provided you are then participating in The Depository Trust Company (DTC) Fast Automated Securities Transfer (FAST) Program and the Company is Deposit Withdrawal At Custodian (DWAC) eligible, credit such aggregate number of shares of Common Stock to which the Buyer is entitled to the Buyer’s or its designee’s balance account with DTC through its DWAC system provided the Buyer causes its bank or broker to initiate the DWAC transaction, or (B) only if you are not participating in the DTC FAST Program or the Company is not DWAC eligible, issue and surrender to a common carrier for overnight delivery to the address as specified in the notice of exercise a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer is entitled upon exercise of the Warrant as set forth in the notice of exercise.

The Company hereby confirms that the Common Shares should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company.  If the Common Shares are certificated, the certificates shall not bear any legend restricting transfer of the shares represented thereby.

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The Company hereby confirms and you acknowledge that, in the event counsel to the Company does not issue any opinion of counsel required to issue any Common Shares free of legend, the Company authorizes you to accept an opinion of counsel from Luce, Forward, Hamilton & Scripps LLP.

The Company hereby confirms that no instructions other than as contemplated herein will be given to you by the Company with respect to the Common Shares. The Company hereby agrees that it shall not replace you as the Company’s transfer agent, until such time as the Company provides written notice to you and Buyer that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of this letter agreement regarding Irrevocable Transfer Agent Instructions (this “Agreement”).

The Company and you hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit you from satisfying any and all fiduciary responsibilities and duties you may owe to the Company.

The Company and you acknowledge that the Buyer is relying on the representations and covenants made by the Company and you hereunder and that such representations and covenants are a material inducement to the Buyer to enter into the Purchase Agreement. The Company and you further acknowledge that without such representations and covenants made hereunder, the Buyer would not enter into the Purchase Agreement and purchase Securities pursuant thereto.

Each party hereto specifically acknowledges and agrees that a breach or threatened breach of any provision hereof will cause irreparable damage and that damages at law would be an inadequate remedy if this Agreement were not specifically enforced.  Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, in addition to all other rights or remedies, an injunction restraining such breach and granting specific performance of the provisions of this Agreement should issue without any requirement to show any actual damage or to post any bond or other security.

You may at any time resign as transfer agent hereunder by giving fifteen (15) days prior written notice of resignation to the Company and the Buyer. Prior to the effective date of the resignation as specified in such notice, the Company will issue to you instructions authorizing delivery of Common Shares to a substitute transfer agent selected by, and in the sole discretion of, the Company. If no successor transfer agent is named by the Company, you may apply to a court of competent jurisdiction in the State of Wisconsin for appointment of a successor transfer agent and for an order to deposit Common Shares with the clerk of any such court.

The Company must keep its bill current with you – if the Company is not current and is on suspension, the Buyer will have the right to pay the Company’s outstanding bill, in order for you to act upon this Agreement. If the outstanding bill is not paid by the Company or the Buyer, you have no further obligation under this Agreement.

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IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

ZBB ENERGY CORPORATION

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE ACKNOWLEDGED AND AGREED TO:

Computershare

By:
Name:
Title:

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Exhibit D

Lock-Up Agreement

 [Date]

Socius CG II, Ltd.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the Securities Purchase Agreement dated as of June 16, 2010 (“Purchase Agreement”) and entered into by and among ZBB Energy Corporation, a Wisconsin corporation (“Company”) and Socius CG II, Ltd., a Bermuda exempted company (“Investor”), with respect to the purchase without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder, of shares of the Company’s Series A Preferred Stock and related Securities.  Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement.

In order to induce Investor to enter into the Purchase Agreement, the undersigned agrees that, for a period of ten Trading Days beginning on each date the Company delivers a Tranche Notice to Investor (the “Tranche Notice Date”) and ending on the Tranche Closing Date pursuant to the terms of the Purchase Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of Investor, (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”) with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities, or any securities substantially similar to the Common Stock, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or any such securities, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (c) publicly announce an intention to effect any transaction specified in clause (a) or (b).

The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement, (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing to be bound by the terms of this Lock-Up Agreement, (c) sales made pursuant to any written sales plans established prior to the date of this Lock-Up Agreement in conformity with the requirements of Rule 10b5-1(c) promulgated under the Exchange Act or (d) exercise of options for Common Stock and the disposition (whether by sale, gift or otherwise) of Common Stock underlying such options.  Notwithstanding clause (a) above, the undersigned may make a bona fide gift of up to 10,000 shares of Common Stock to a charity or other non-profit entity and such charity or entity shall not be required to be bound by the terms of this Lock-Up Agreement; provided, however, that in the event the undersigned exercises options during the Lock-Up Period, the undersigned may not, during the Lock-Up Period, dispose of the number of shares of Common Stock underlying such exercised options equal to the number of shares of Common Stock gifted by the undersigned pursuant to this sentence during the Lock-Up Period.  For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

1

The Company agrees to provide the undersigned with notice that the Company has delivered a Tranche Notice to Investor prior to, or simultaneous with, its delivery of the Tranche Notice to Investor.  Such notice shall provide the undersigned with the Tranche Notice Date and clearly indicate the beginning of the Lock-up Period.

Upon the termination of the Purchase Agreement, this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Sincerely,

Stockholder
Print Name:

Acknowledged and Agreed:

ZBB Energy Corporation

By:
Name:
Title:

2

Exhibit E

Opinion

1.              The Company is a corporation duly incorporated, validly existing and in good standing under the WBCL.

2.              The issuance of the Commitment Fee Shares, the Investment Right Shares, the Warrant Shares, the Warrants and the Debentures have been duly authorized and, when issued and duly paid for in accordance with the terms of the Agreement, the Commitment Fee Shares and the Investment Right Shares, and upon exercise of the Warrant in accordance with its terms, the Warrant Shares will be, validly issued, fully paid and non-assessable.

3.              The issuance of the Preferred Shares will be duly authorized and, when issued and duly paid for in accordance with the terms of the Agreement, or upon conversion of the Debentures in accordance with the terms thereof, the Preferred Shares will be validly issued, fully paid and non-assessable.

4.              The issuance of the Commitment Fee Shares, the Investment Right Shares, the Warrant Shares, the Warrants, the Preferred Shares and the Debentures are not subject to statutory or, to our knowledge, contractual preemptive rights of any shareholder of the Company.

5.              The Company has the corporate power and authority to (a) execute, deliver and perform its obligations under the Agreement, the Debentures and the Warrant and (b) issue, sell and deliver the Commitment Fee Shares, the Investment Right Shares, the Warrant Shares, the Warrant and the Debentures pursuant to the Agreement.  The Company will have the corporate power and authority to (x) execute, deliver and perform its obligations under the Certificate of Designations, and (y) issue, sell and deliver the Preferred Shares pursuant to the Agreement and the Certificate of Designations.

6.              The execution and delivery by the Company of the Agreement, the Debentures and the Warrant and the performance by the Company of its obligations under the Agreement, the Debentures and the Warrant have been duly authorized by all requisite corporate action on the part of the Company.  The Agreement and the Warrant have been duly executed and delivered by the Company.

7.              The execution and delivery by the Company of the Agreement, the Debentures and the Warrant do not, and the execution of the Certificate of Designations by the Company, the filing of the Certificate of Designations with the Wisconsin Department of Financial Institutions, the delivery of the Preferred Shares and the Company’s performance of its obligations under the Agreement, the Debentures, the Warrant and the Certificate of Designations will not, (a) violate the Company’s Articles of Incorporation or By-Laws, as in effect on the date hereof, (b) violate in any material respect any state or federal law, rule or regulation or any judgment, order or decree of any state or federal court or governmental or administrative authority known to us that is applicable to the Company or its properties or assets and which could have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operation or prevent the performance by the Company of any material obligation under the Agreement, or (c) require the authorization, consent or other action of, notice to or filing or qualification with, any state or federal governmental authority, except as have been, or will be, made or obtained.

Exhibit F-1

Form of Secretary’s Certificate

ZBB ENERGY CORPORATION

SECRETARY’S CERTIFICATE

[Date]

The undersigned hereby certifies that:

1.           The undersigned is the duly appointed Secretary of ZBB Energy Corporation, a Wisconsin corporation (the “Company”).

2.           This Secretary’s Certificate (this “Certificate”) is being delivered to Socius CG II, Ltd., a Bermuda exempted company (“Investor”), by the Company, to fulfill the requirement under the Securities Purchase Agreement, dated as of June [  ], 2010, between Investor and the Company (the “Purchase Agreement”).  Terms used and not defined in this Certificate have the meanings set forth in the Purchase Agreement.

3.           Attached hereto as Exhibit A is a true, correct and complete copy of the Articles of Incorporation of the Company, as amended to, and in effect as of, the Effective Date.

4.           Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of the Company, as amended to, and in effect as of, the Effective Date.

5.           Attached hereto as Exhibit C is a true, correct and complete copy of the resolutions of the Board of Directors of the Company authorizing the Purchase Agreement and the Transaction Documents and the transactions contemplated thereby.  Such resolutions have not been amended or rescinded and remain in full force and effect as of the Effective Date.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate this[__] day of _________, 2010.

By:
Name:
Title:

By:
Name:
Title:

Exhibit F-2

Form of Officer’s Closing Certificate

ZBB ENERGY CORPORATION

OFFICER’S CLOSING CERTIFICATE

[Applicable Closing Date]

The undersigned, [________] and [________], hereby certify that:

1.           They are the [________] and [________], respectively, of ZBB Energy Corporation, a Wisconsin corporation (the “Company”).

2.           This Officer’s Closing Certificate (this “Certificate”) is being delivered to Socius CG II, Ltd., a Bermuda exempted company (“Investor”), by the Company, to fulfill the requirement under the Securities Purchase Agreement, dated as of June [  ], 2010, between Investor and the Company (the “Purchase Agreement”).  Terms used and not defined in this Certificate have the meanings set forth in the Purchase Agreement.

3.           The undersigned certify that each of the representations and warranties of the Company set forth in the Purchase Agreement are true and correct in all material respects as of the date set forth above.

4.           The undersigned certify that following any applicable notice and opportunity to cure no default has occurred under the Purchase Agreement, any other agreement between the Company and Investor or any Affiliate of Investor, or any other Material Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Officer’s Closing Certificate as of the date set forth above.

By:
Name:
Title:

By:
Name:
Title:

Exhibit F-3

Form of Use of Proceeds Certificate

ZBB ENERGY CORPORATION

USE OF PROCEEDS CERTIFICATE

[Applicable Closing Date]

The undersigned, [________] and [________], hereby certify that:

1.           They are the [________] and [________], respectively, of ZBB Energy Corporation, a Wisconsin corporation (the “Company”).

2.           This Use of Proceeds Certificate (this “Certificate”) is being delivered to Socius CG II, Ltd., a Bermuda exempted company (“Investor”), by the Company, to fulfill the requirement under the Securities Purchase Agreement, dated as of June [  ], 2010, between Investor and the Company (the “Purchase Agreement”).  Terms used and not defined in this Certificate have the meanings set forth in the Purchase Agreement.

3.           On or prior to the date hereof, the Company has delivered to Investor a Tranche Notice for the purchase by Investor of Tranche Shares upon payment by the Company to Investor of the Tranche Purchase Price.

The undersigned do hereby certify that the Tranche Purchase Price will be used for the following purpose or purposes:

[________].

IN WITNESS WHEREOF, the undersigned have executed this Use of Proceeds Certificate as of the date set forth above.

By:
Name:
Title:

By:
Name:
Title:

Exhibit G

Tranche Notice

Dated: [________], 20[__]

Socius CG II, Ltd.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda

Re:      Tranche Notice

Ladies & Gentlemen:

Pursuant to the June 16, 2010 Securities Purchase Agreement (“Agreement”) between ZBB Energy Corporation, a Wisconsin corporation (“Company”), and Socius CG II, Ltd., a Bermuda exempted company (“Investor”), Company hereby elects to exercise a Tranche.  Capitalized terms not otherwise defined herein shall have the meanings defined in the Agreement.

At the Tranche Closing, Company will sell to Investor [___________] [Debentures/Preferred Shares] at $10,000.00 per [Debenture/Preferred Share] for a Tranche Amount of $[___________].

On behalf of Company, the undersigned hereby certifies to Investor as follows:

1.           The undersigned is a duly authorized officer of Company;

2.           The above Tranche Amount does not exceed the Maximum Tranche Amount; and

3.           All of the conditions precedent to the right of the Company to deliver a Tranche Notice set forth in Section 2.3(d) of the Agreement have been satisfied.

IN WITNESS WHEREOF, the Company has executed and delivered this Tranche Notice as of the date first written above.

ZBB ENERGY CORPORATION

By:
Name:
Title: